                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         RESORTS INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

- --------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:
                                          $125
          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
                                        SCHEDULE 14A
          ----------------------------------------------------------------------
     (3)  Filing Party:
                                 RESORTS INTERNATIONAL, INC.
          ----------------------------------------------------------------------
     (4)  Date Filed:
                                        May 4, 1995
          ----------------------------------------------------------------------

                                                               PRELIMINARY COPY
                         RESORTS INTERNATIONAL, INC.
                                1133 BOARDWALK
                       ATLANTIC CITY, NEW JERSEY 08401


                        ANNUAL MEETING - JUNE 27, 1995


To Our Shareholders:

                 You are cordially invited to attend the Annual Meeting of your Company to be held at 10:00 a.m. on Tuesday, June 27, 1995 at Merv Griffin's Resorts Casino Hotel, located at 1133 Boardwalk, Atlantic City, New Jersey 08401. Your Board of Directors and management look forward to greeting those shareholders who are able to attend.

                 A report on the current affairs of the Company will be presented at the meeting and shareholders will have an opportunity for questions and comments. In addition, shareholders will be asked to consider and vote upon proposals to elect two Class I directors, to approve a one-for-five reverse stock split of the Common Stock, to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Griffin Gaming & Entertainment, Inc., to approve certain amendments to the Company's 1994 Stock Option Plan and to ratify the appointment of Ernst & Young LLP, independent public accountants, as the Company's auditors for the current year.

                 In preparation for the meeting, we have enclosed a package consisting of: (i) the Company's 1994 Annual Report; (ii) a proxy statement; and (iii) a proxy card and a prepaid return envelope for voting your shares. It is important that your shares be represented and voted at the meeting whether or not you plan to attend. Please complete, sign, date and return the enclosed proxy card at your earliest convenience.

                 We are grateful for your assistance and express our appreciation in advance.

                                                   Sincerely yours,


                                  MERV GRIFFIN        THOMAS E. GALLAGHER
                             Chairman of the Board    President and Chief
                                                       Executive Officer

                                                                PRELIMINARY COPY

                         RESORTS INTERNATIONAL, INC.
                                1133 BOARDWALK
                       ATLANTIC CITY, NEW JERSEY 08401


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 27, 1995



                 NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of RESORTS INTERNATIONAL, INC. (the "Company") will be held at Merv Griffin's Resorts Casino Hotel, located at 1133 Boardwalk, Atlantic City, New Jersey 08401 on Tuesday, June 27, 1995 at 10:00 a.m., to consider and vote on:

                 1. The election of two Class I directors, each to hold office until the 1998 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

                 2. The approval of a one-for-five reverse stock split of the Company's Common Stock, par value $.01 per share (the "RII Common Stock"), whereby each outstanding share of RII Common Stock will be reclassified into one-fifth of a new share of RII Common Stock;

                 3. The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to "Griffin Gaming & Entertainment, Inc.";

                 4. The approval of amendments to the Company's 1994 Stock Option Plan to permit the grant of Non-Qualified Stock Options to directors of subsidiaries of the Company and to consultants and others providing services to the Company and to increase the maximum number of options that may be granted in any one year to Officer and Key Employee Participants;

                 5. The ratification of the appointment of Ernst & Young LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 1995; and

                 6. Such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

                 The Board of Directors has fixed the close of business on May 19, 1995 as the record date for determining the shareholders entitled to vote at the Annual Meeting.

                 The presence, in person or by proxy, of the holders of at least a majority of all outstanding shares of RII Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Accordingly, it is important that your shares be represented at the Annual Meeting whether or not you plan to attend. The Board of Directors urges you to complete, date, sign and return the enclosed proxy as soon as possible in the enclosed envelope. You may revoke the proxy at any time prior to its exercise, provided that you comply with the procedures set forth in the attached Proxy Statement. If you attend the Annual Meeting, you may vote in person if you wish.

                                           By order of the Board of Directors,




                                           David G. Bowden
                                           Secretary

Atlantic City, New Jersey
May ___, 1995



IMPORTANT:  PLEASE MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
            THE MEETING DATE IS JUNE 27, 1995.

                                                                PRELIMINARY COPY

                               PROXY STATEMENT

                         RESORTS INTERNATIONAL, INC.


                        ANNUAL MEETING OF SHAREHOLDERS
                                JUNE 27, 1995




                             GENERAL INFORMATION

                 This Proxy Statement and the accompanying 1994 Annual Report (the "Annual Report") are furnished to you in connection with the solicitation by the Board of Directors (the "Board") of Resorts International, Inc. (the "Company") of proxies from holders of the Company's common stock, par value $.01 per share (the "RII Common Stock"). The proxies will be voted at the Annual Meeting of Shareholders to be held at Merv Griffin's Resorts Casino Hotel, located at 1133 Boardwalk, Atlantic City, New Jersey 08401 on Tuesday, June 27, 1995 at 10:00 a.m., and at any adjournment or adjournments thereof (the "Annual Meeting").

                 The mailing address of the principal executive offices of the Company is 1133 Boardwalk, Atlantic City, New Jersey 08401. The Company's telephone number is (609) 344-6000. This Proxy Statement and the accompanying proxy card (the "Proxy Card") are first being transmitted to shareholders of the Company on or about May ___, 1995.

                 The Board has fixed the close of business on May 19, 1995 as the record date (the "Record Date") for determining the holders of RII Common Stock entitled to vote at the Annual Meeting. At the close of business on the Record Date, an aggregate of ___________ shares of RII Common Stock were issued and outstanding. Each share of RII Common Stock entitles its holder to one vote on the election of directors and on each other matter to be voted upon at the Annual Meeting. Holders of shares of the Company's Class B Redeemable Common Stock, par value $.01 per share (the "Class B Stock"), will not be entitled to vote at this year's Annual Meeting because the Class B Stock may be voted only for the election of Class B Directors, none of whom are eligible for election at this year's Annual Meeting, and for certain other limited matters, none of which are under consideration at the Annual Meeting. The Company has no other outstanding

                                                                PRELIMINARY COPY

class of voting securities. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of RII Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies will be solicited by mail. The Company also intends to make, through bankers, brokers or other persons, a solicitation of beneficial holders of RII Common Stock.

                 At the Annual Meeting, holders of RII Common Stock will be asked to consider and vote upon: (i) the election of two Class I directors, each to hold office until the 1998 Annual Meeting of Shareholders and until his successor has been duly elected and qualified; (ii) the approval of a one-for-five reverse stock split of the RII Common Stock, whereby each outstanding share of RII Common Stock will be reclassified into one-fifth of a new share of RII Common Stock (the "Reverse Stock Split"); (iii) the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate") to change the name of the Company to "Griffin Gaming & Entertainment, Inc."; (iv) amendments to the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan") to permit the grant of Non-Qualified Stock Options to directors of subsidiaries of the Company and to consultants and others providing services to the Company and to increase the maximum number of options that may be granted in any one year to Officer and Key Employee Participants; and (v) the ratification of the appointment of Ernst & Young LLP, independent public accountants, as the Company's auditors for the fiscal year ending December 31, 1995. Election of Directors requires the vote of a plurality of the shares of RII Common Stock represented at the Annual Meeting. Proposals (ii) and (iii) require the affirmative vote of the holders of a majority of the outstanding shares of RII Common Stock. Proposals (iv) and (v) require a majority vote of the holders of shares of RII Common Stock represented at the Annual Meeting. Holders of shares of RII Common Stock who do not approve of the proposals will not be entitled to exercise any dissenters' or appraisal rights. The Board knows of no matters to be brought before the Annual Meeting other than those set forth above. Holders of shares of RII Common Stock, however, also may be asked to consider and take action with respect to such other matters as properly may come before the Annual Meeting.

                         SOLICITATION AND REVOCATION

                 Proxies in the form of the enclosed Proxy Card are solicited by, or on behalf of, the Board. The persons named in the Proxy Card have been designated as proxies by the Board. Each such person is an officer of the Company.

                                                                PRELIMINARY COPY

                 Shares of RII Common Stock represented at the Annual Meeting by a properly executed and returned Proxy Card will be voted at the Annual Meeting in accordance with instructions noted thereon or, if no instructions are noted, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders. As to other business, if any, that may properly come before the meeting, the persons named in the accompanying Proxy Card will vote or refrain from voting thereon in their discretion.

                 A submitted proxy is revocable by a shareholder at any time prior to its being voted, provided that such shareholder gives written notice to the Secretary of the Company at or prior to the Annual Meeting that such shareholder intends to vote in person or by submitting a subsequently dated proxy. Attendance at the Annual Meeting by a shareholder who has given a proxy in and of itself will not constitute a revocation of such proxy.

                 Proxies will be solicited initially by mail. Further solicitation may be made by officers and regular employees of the Company personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. The Company has retained [Chemical Bank] to assist, if necessary, in the solicitation of proxies for a fee of approximately $____________ plus reasonable out-of-pocket expenses. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding solicitation material to their principals, the beneficial owners of RII Common Stock. The costs of soliciting proxies will be borne by the Company. It is expected that such costs will be nominal.

                 Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not considered as having voted for purposes of determining the outcome of the election of directors, but are considered as a vote "against" any other matter. Broker non-votes are not considered as having voted for purposes of determining the outcome of a vote on any matter. In accordance with the Company's Amended and Restated By-Laws and the Delaware General Corporation Law, the Board will appoint two inspectors of election.
The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

                                                                PRELIMINARY COPY


                  OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                 The following table sets forth information as to the beneficial ownership of RII Common Stock as of March 31, 1995 by persons known by the Company to be holders of 5% or more of such RII Common Stock. The Company is not aware of any holders of 5% or more of the Class B Stock. Information as to the number of shares beneficially owned has been furnished by the persons named in the table.

NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF        PERCENT OF CLASS - RII
BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP             COMMON STOCK
- -------------------                                 --------------------        ----------------------
Merv Griffin, Thomas E.
  Gallagher and Lawrence
  Cohen (1)(2)  . . . . . . . . . . . . . . . .       15,890,192(1)(2)                   35.82%
c/o The Griffin Group, Inc.
780 Third Avenue, Suite 1801
New York, New York  10017

(1) This information was obtained from a Schedule 13D filed with the Securities Exchange Commission on January 6, 1995, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). According to the Schedule 13D (i) Mr. Griffin, Chairman of the Board of Directors of the Company, individually and through his ownership interest in Atlantic Resorts Holdings, Inc. ("ARH"), beneficially owns 14,359,021 shares of RII Common Stock, including 3,733,479 shares issuable upon exercise of warrants; (ii) Thomas E. Gallagher, a director of the Company, individually beneficially owns 1,249,628 shares of RII Common Stock, including 700,028 shares issuable upon exercise of warrants and (iii) Lawrence Cohen, a director of Resorts International Hotel, Inc. ("RIH"), the Company's subsidiary which owns and operates Merv Griffin's Resorts Casino Hotel in Atlantic City, New Jersey (the "Resorts Casino Hotel"), and a director of Resorts International Hotel Financing, Inc. ("RIHF"), also a subsidiary of the Company, individually beneficially owns 281,543 shares of RII Common Stock, including 233,343 shares issuable upon exercise of warrants. Messrs. Gallagher and Cohen are executive officers of The Griffin Group, Inc. ("Griffin Group") and ARH, corporations controlled by Mr. Griffin. Messrs. Griffin, Gallagher and Cohen may be deemed to be

                                                                PRELIMINARY COPY

         members of a "group" for purposes of Rule 13d-5(b)(1) and each may be deemed to be the beneficial owner of shares owned by the other two members of the group. The amount reported here represents holdings by the group comprised of Messrs. Griffin, Gallagher and Cohen. The shares issuable upon exercise of warrants included herein, a total of 4,666,850 shares, represent the Griffin Warrant, portions of which were sold to Messrs. Gallagher and Cohen by ARH in September 1994. See "Griffin Services Agreement" under "Compensation of Directors and Executive Officers - Compensation Committee Interlocks and Insider Participation - Transactions with Management and Others".

(2) On March 27, 1995, the Compensation/Option Committee granted options to purchase 500,000 and 75,000 shares of RII Common Stock to Mr. Gallagher and Mr. Cohen, respectively, at an exercise price equal to the average of the high and low sale prices of the RII Common Stock on such date. Each grant is subject to the approval by the Company's shareholders of certain amendments to the 1994 Stock Option Plan necessary for the issuance of the options. These options are not included in the amounts reported above; including these options, the percentage of RII Common Stock beneficially owned would increase to 36.64%.

SECURITY OWNERSHIP OF MANAGEMENT

                 The following table sets forth information as to the beneficial ownership of RII Common Stock and Class B Stock as of March 31, 1995 by each director, each nominee, each executive officer named in the Summary Compensation Table (see "Compensation of Directors and Executive Officers") and by all directors and officers as a group. Except as noted below, each director, nominee and executive officer has sole voting and investment power over the shares shown.

                                                                PRELIMINARY COPY

                                  RII COMMON STOCK                 CLASS B STOCK
                             -------------------------      -------------------------
                             AMOUNT AND                     AMOUNT AND
                              NATURE OF                      NATURE OF
        NAME OF              BENEFICIAL       PERCENT       BENEFICIAL       PERCENT
    BENEFICIAL OWNER          OWNERSHIP       OF CLASS       OWNERSHIP       OF CLASS
    ----------------          ---------       --------       ---------       --------
Merv Griffin                14,359,021 (1)      33.06%
William J. Fallon               35,000 (2)        .09%
Thomas E. Gallagher          1,249,628 (1)       3.09%
                                       (3)
Jay M. Green                     5,000 (4)        .01%
Charles M. Masson                5,000 (4)        .01%
Vincent J. Naimoli               5,000 (4)        .01%
Matthew B. Kearney              87,500 (4)        .22%          215            .61%
David G. Bowden                 25,000 (4)        .06%
Directors and
  executive officers as
  a group (8 persons)       15,771,149 (5)      35.63%          215            .61%

(1) Messrs. Griffin and Gallagher, together with Lawrence Cohen, may be deemed to be members of a "group" for purposes of Rule 13d-5(b)(1) under the Exchange Act. As a group, Messrs. Griffin, Gallagher and Cohen may be deemed to beneficially own an aggregate of 15,890,192 shares, or 35.82%, of the RII Common Stock. See notes (1) and (2) to table of "Security Ownership of Certain Beneficial Owners".

(2) Includes 5,000 shares which are issuable upon exercise of stock options. Related percentage shown gives effect to the exercise of all such options. Also includes 5,000 shares held by Mr. Fallon's spouse in her Individual Retirement Account, as to which Mr. Fallon disclaims any beneficial ownership.

(3) On March 27, 1995, the Compensation/Option Committee granted options to purchase 500,000 shares of RII Common Stock to Mr. Gallagher. This grant is subject to the approval by the Company's shareholders of certain amendments to the 1994 Stock Option Plan necessary for the issuance of the options. These options are not included in the amounts reported above; including these options, the percentage of RII Common Stock beneficially owned by Mr. Gallagher would increase to 4.28%.

(4) Ownership represents shares issuable upon exercise of stock options. Related percentage shown gives effect to the exercise of all such options. Mr. Green exercised his options in April 1995.

                                                                PRELIMINARY COPY

(5) Includes 4,433,507 shares issuable upon exercise of warrants and 132,500 shares issuable upon exercise of stock options. Related percentage shown gives effect to the exercise of all such options and warrants. Amounts reported herein exclude the options granted to Mr. Gallagher (see note (3)) which are subject to shareholder approval of amendments to the 1994 Stock Option Plan. Including these options, the percent of RII Common Stock owned by directors and executive officers as a group would increase to 36.35%. Amounts reported herein also do not include shares beneficially owned by, or options subject to shareholder approval of amendments to the 1994 Stock Option Plan granted to, Lawrence Cohen. See note (1) hereto and note (2) to table of "Security Ownership of Certain Beneficial Owners".


                             ELECTION OF DIRECTORS

                 The Restated Certificate provides for a Board of six directors. The Company's current Board was appointed pursuant to a joint plan of reorganization (the "1994 Plan") effected by the Company and certain of its subsidiaries on May 3, 1994 (the "Effective Date"). The following six persons are currently serving as directors of the Company: Merv Griffin, William J. Fallon, Thomas E. Gallagher, Jay M. Green, Charles M. Masson and Vincent J. Naimoli. The Company's Board of Directors is divided into three equal classes which have staggered terms. Messrs. Gallagher and Green are serving as Class I directors; their terms will expire at the Annual Meeting. Messrs. Fallon and Naimoli are serving as Class II directors; their terms expire at the 1996 annual meeting of shareholders. Mr. Naimoli is a Class B Director. Messrs. Griffin and Masson are serving as Class III directors; their terms will expire at the 1997 annual meeting of shareholders. Mr. Masson is a Class B Director. Notwithstanding the foregoing, each director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

                 Pursuant to the 1994 Plan, Antonio C. Alvarez II, Warren Cowan, Joseph G. Kordsmeier and Paul C. Sheeline resigned from the Board as of the Effective Date.

                 Messrs. Gallagher and Green have been nominated for election as Class I directors. The terms of the Class I directors elected at the Annual Meeting will expire at the 1998 annual meeting of shareholders. The Company has no reason to believe that either of the foregoing nominees is unavailable or will not serve if elected, although in the unexpected event that either such nominee should become unavailable to serve as a director, full discretion is

                                                                PRELIMINARY COPY

reserved to the persons named as proxies to vote for such other persons as may be nominated.

VOTE REQUIRED FOR ELECTION

                 The election of Mr. Gallagher and Mr. Green as directors of the Company requires the affirmative vote of a plurality of the shares of RII Common Stock represented at the Annual Meeting. Holders of Class B Stock do not have the right to vote on the election of directors at the Annual Meeting.

                 THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. GALLAGHER AND MR. GREEN TO BE DIRECTORS OF THE COMPANY.

NOMINEES TO BOARD OF DIRECTORS

                 The following information is provided with respect to each nominee for election to the Board:

     NAME, AGE AND OTHER
  POSITIONS AND OFFICES, IF                             TENURE AS DIRECTOR AND
    ANY, WITH THE COMPANY                                 BUSINESS EXPERIENCE
- ---------------------------                             ----------------------
Thomas E. Gallagher, 50                            Director of the Company since November, 1993;
  President and Chief Executive Officer;           President and Chief Executive Officer of the Company
  Chairman, Executive Committee; Member,           since May 1, 1995;  President and Chief Executive
  Business Development and Strategic Planning      Officer of Griffin Group since April 1992; a director
  Committee                                        of Players International, Inc., a gaming company,
                                                   since December 1992.  For the preceding 15 years,
                                                   Mr. Gallagher was a partner of the law firm of
                                                   Gibson, Dunn & Crutcher.

                                                                PRELIMINARY COPY

Jay M. Green, 48                                   Director of the Company since May 1994; Executive
  Chairman, Audit Committee; Member,               Vice President-Chief Financial Officer and Treasurer
  Compensation/Option Committee                    of Culbro Corporation ("Culbro"), a diversified
                                                   consumer and industrial products company since 1988;
                                                   Chairman of the Board of The Eli Witt Company, a
                                                   Culbro subsidiary, since February 1993; prior to
                                                   1988, Vice President and Controller of Columbia
                                                   Pictures Entertainment, Inc.

DIRECTORS NOT STANDING FOR ELECTION

                 The following information is provided with respect to the directors of the Company who are not nominees for election to the Board at this Annual Meeting and whose terms of office as directors will continue after the Annual Meeting:

     NAME, AGE AND OTHER
  POSITIONS AND OFFICES, IF                             TENURE AS DIRECTOR AND
    ANY, WITH THE COMPANY                                 BUSINESS EXPERIENCE
    ---------------------                                 -------------------
Merv Griffin, 69  . . . . . . . . . . . . . .      Chairman of the Board of the Company since November
  Chairman of the Board of Directors; Member,      1988; Chairman of Griffco Resorts Holding, Inc.
  Executive Committee                              ("Griffco", a company which through September 1990
                                                   was owned by Mr. Griffin and from November 1988
                                                   through September 1990 was the Company's parent) from
                                                   its incorporation in May 1986 to September 1990;
                                                   President of Griffco from September 1988 to September
                                                   1990; Chairman of Griffin Group since its
                                                   incorporation in September 1988; Chairman of January
                                                   Enterprises, Inc. ("January Enterprises"), a
                                                   television production and holding company doing
                                                   business as Merv Griffin Enterprises, from 1964 to
                                                   May 1986, and Chief Executive

                                                                PRELIMINARY COPY

                                                   Officer from 1964 to March 1994; director of
                                                   Hollywood Park Operating Company from 1987 to June
                                                   1991; television and radio producer since 1945.
                                                   Mr. Griffin created and produced the nationally
                                                   syndicated television game shows, "Wheel of Fortune"
                                                   and "Jeopardy".  For 21 years, through 1986,
                                                   Mr. Griffin hosted "The Merv Griffin Show", a
                                                   nationally syndicated talk show.  In 1986,
                                                   Mr. Griffin sold January Enterprises to The Coca Cola
                                                   Company, but he continues to act as Executive
                                                   Producer of "Wheel of Fortune" and "Jeopardy", now
                                                   owned by Sony Pictures Entertainment, Inc.

William J. Fallon, 41 . . . . . . . . . . . .      Director of the Company since May 1994; Executive
  Chairman, Business Development and Strategic     Vice President of R.M. Bradley & Co. Inc.
  Planning Committee; Member,                      ("Bradley"), a real estate brokerage and management
  Compensation/Option Committee                    company, since March 1994; Senior Vice President of
                                                   Bradley from 1988 to March 1994; other positions with
                                                   Bradley from 1979 to 1988; a director of
                                                   Massachusetts Certified Development Corporation, a
                                                   small business development company, since 1987;
                                                   President of A.D. Ventures, Inc., an asset
                                                   development consulting company owned by Mr. Fallon,
                                                   since its formation in September 1994.  A.D. Ventures
                                                   has provided real estate consulting services to
                                                   Griffin Group.

                                                                PRELIMINARY COPY

Charles M. Masson, 42 . . . . . . . . . . . .      Director of the Company since May 1994; Chairman of
  (Class B Director)                               the Board of Directors of Cadillac Fairview
  Member, Executive Committee, Compensation/       Corporation Limited, a property developer, since
  Option Committee, Audit Committee and            September 1994; President of McCloud Partners, a
  Business Development and Strategic Planning      private advisory firm, since June 1993; a director of
  Committee                                        Salomon Brothers Inc from 1991 through May 1993; Vice
                                                   President of Salomon Brothers Inc from 1983 through
                                                   1990.

Vincent J. Naimoli, 57  . . . . . . . . . . .      Director of the Company since May 1994; Chairman,
  (Class B Director)                               President and Chief Executive Officer of Harvard
  Chairman, Compensation/                          Industries, Inc., a manufacturer of automotive parts,
  Option Committee; Member, Audit Committee        since 1993; Chairman and Chief Executive Officer of
                                                   Doehler-Jarvis Corporation, a manufacturer of
                                                   automotive parts, since 1991; Chairman, President and
                                                   Chief Executive Officer of Ladish Company, Inc., a
                                                   company involved in the aerospace industry, since
                                                   1993; Managing General Partner of the Tampa Bay
                                                   Baseball Ownership Group since 1992; Chairman,
                                                   President and Chief Executive Officer of Anchor
                                                   Industries International, Inc., a multi-industry
                                                   operating, holding and financial services company,
                                                   since 1989; a director of Simplicity Pattern Company,
                                                   a manufacturer of home furnishings, since 1990;
                                                   Chairman, President and Chief Executive Officer of
                                                   Anchor Glass Container Corporation from 1983 through
                                                   1989.

                                                                PRELIMINARY COPY

EXECUTIVE OFFICERS

                 The following information is provided with respect to the executive officers of the Company who are not directors of the Company:

                                                              OFFICES AND POSITIONS
            NAME AND AGE                                        WITH THE COMPANY
            ------------                                      ---------------------
Matthew B. Kearney, 55  . . . . . . . . . . .      Executive Vice President-Finance since September
                                                   1993; Chief Financial Officer since 1982; Treasurer
                                                   since May 1993; Office of the President from November
                                                   1993 to March 1995; and Vice President-Finance from
                                                   1982 through September 1993.

David G. Bowden, 54 . . . . . . . . . . . . .      Vice President-Controller and Chief Accounting
                                                   Officer since 1979; and Secretary since August 1994.

                 The Company's executive officers serve at the pleasure of the Board.

BOARD MEETINGS

                 The Board held nine meetings in 1994. The Executive Committee of the Board consists of Messrs. Gallagher(Chairman), Griffin and Masson. The Board also has a standing Audit Committee, consisting of Messrs. Green (Chairman), Masson and Naimoli; a standing Compensation/Option Committee, consisting of Messrs. Naimoli (Chairman), Fallon, Green and Masson; and a standing Business Development and Strategic Planning Committee consisting of Messrs. Fallon (Chairman), Gallagher and Masson. The Audit Committee met two times in 1994 and the Compensation Committee/Option met one time in 1994. The Board does not have any nominating committee or committee performing similar functions.

                 During the intervals between the meetings of the Board, the Executive Committee may exercise all powers of the Board in the management of the business, affairs and property of the Company, to the extent permitted by Delaware law. Among the Audit Committee's responsibilities are: to recommend to the Board the engagement or discharge of the Company's independent accountants; to review with the Company's independent accountants the plan and results of the annual audit engagement; to review the degree of independence of the Company's independent accountants; to consider the range of audit and non-audit fees; and to review the results

                                                                PRELIMINARY COPY

of the Company's internal audit reports. The Compensation/Option Committee is authorized to review salaries and compensation, including non-cash benefits, of directors, officers and other employees of the Company, and to recommend to the Board salaries and other forms of compensation and benefits as it deems necessary. The Business Development and Strategic Planning Committee's responsibilities include developing and monitoring the Company's strategic goals.

              No incumbent director of the Company attended fewer than 75% of the aggregate number of meetings of the Board and committees of the Board during 1994, or the portion thereof during which he served as a director or committee member.

RELATED PARTY TRANSACTIONS AND RELATIONSHIPS

              See "Compensation of Directors and Executive Officers - Compensation Committee Interlocks and Insider Participation" for information regarding certain relationships and related transactions involving directors which serve or served on the Compensation/Option Committee of the Company's Board.

              Mr. Gallagher, a director of the Company since 1993, was appointed President and Chief Executive Officer of the Company effective May 1, 1995. Mr. Gallagher has been the President and Chief Executive Officer of Griffin Group since April 1992. In connection with Mr. Gallagher's appointment as President and Chief Executive Officer of the Company, the Board has agreed to pay $300,000 per year for his services in this capacity. Such payment is to be made to Griffin Group where Mr. Gallagher remains President and Chief Executive Officer.

              In addition, the Compensation/Option Committee granted options to purchase 500,000 shares of RII Common Stock to Mr. Gallagher, subject to the approval by the Company's shareholders of certain amendments to the 1994 Stock Option Plan.

              As noted above, Mr. Gallagher is a director and the President and Chief Executive Officer of the Company and also serves as the President and Chief Executive Officer of Griffin Group. See "Griffin Services Agreement" and "Other Transactions" under "Compensation of Directors and Executive Officers - Compensation Committee Interlocks and Insider Participation - Transactions with Management and Others" for a discussion of payments made by the Company and RIH to Griffin Group.

                                                                PRELIMINARY COPY

              Mr. Gallagher filed his Initial Statement of Beneficial Ownership of Securities on Form 3, reflecting no securities of the Company owned, in July 1994.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                 The following table (the "Summary Compensation Table") sets forth information concerning compensation earned by, paid to or awarded to each individual serving as the Company's Chief Executive Officer or acting in a similar capacity during 1994 and to each of the other executive officers of the Company who were serving as executive officers at December 31, 1994 for services rendered in all capacities to the Company and its subsidiaries.

                                                                PRELIMINARY COPY

SUMMARY COMPENSATION TABLE

                                                                                                 Long Term
                                                                                            Compensation - Number
                                                             Annual Compensation               of Securities
Name and Principal                                           -------------------              Underlying Stock         All Other
Position during 1994                                Year     Salary        Bonus             Options Granted         Compensation
- ----------------------------------------------------------------------------------------------------------------------------------
Matthew B. Kearney                                  1994    $300,000    $325,000 (2)            200,000               $ 17,002 (5)
  Office of the President, Executive Vice           1993    $281,712    $100,000 (3)                                  $ 26,419
  President-Finance and Chief Financial Officer     1992    $275,000    $125,000 (4)                                  $ 16,074

Christopher D. Whitney (1)                          1994    $178,846    $125,000 (2)                                  $233,550 (5)
  Office of the President, Executive Vice           1993    $300,000    $100,000 (3)                                  $ 13,379
  President and Chief of Staff                      1992    $300,000    $125,000 (4)                                  $ 14,592

David G. Bowden                                     1994    $135,000    $ 70,000 (2)             35,000               $ 11,857 (5)
  Vice President-Controller and Chief Accounting    1993    $135,000                                                  $ 31,303
  Officer                                           1992    $135,000    $ 40,000 (4)                                  $  8,126

- ----------

(1) Mr. Whitney resigned from all positions with the Company and its subsidiaries as of July 31, 1994.

(2) Includes bonus in recognition of efforts relative to the reorganization of the Company: Mr. Kearney - $125,000, Mr. Whitney - $125,000 and Mr. Bowden - $50,000; and performance bonus for 1994: Mr. Kearney - $200,000 and Mr. Bowden - $20,000.

(3) Represents bonus in recognition of efforts relative to the reorganization of the Company.

(4)    Represents performance bonus for 1992.

(5) Includes $222,306 lump sum termination benefit to Mr. Whitney; the cost of group life, health, and other insurance coverage: Mr. Kearney - $11,228, Mr. Whitney - $7,667 and Mr. Bowden - $9,157; and the Company's contribution to a defined contribution group retirement plan: Mr. Kearney - $5,774, Mr. Whitney - $3,577 and Mr. Bowden - $2,700.

        See also the description of the Griffin Services Agreement under "Compensation Committee Interlocks and Insider Participation - Transactions with Management and Others - Griffin Services Agreement" below for a description of compensation to Griffin Group for certain services rendered by Mr. Griffin.

                                                                PRELIMINARY COPY

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the information concerning options to purchase shares of RII Common Stock which were granted during 1994 to the individuals named in the Summary Compensation Table.

                                                                                                Potential Realizable Value
                                                                                                at Assumed Annual Rates of
                                                                                               Stock Price Appreciation for
                                                   Individual Grants (1)                          Option Term - 10 Years
                           -------------------------------------------------------------------
                              Number of           % of Total
                             Securities        Options Granted
                             Underlying        to Employees in         Exercise     Expiration
       Name                Options Granted       Fiscal Year             Price         Date         5%              10%
- ---------------------------------------------------------------------------------------------------------------------------
Matthew B. Kearney             200,000              20.0%              $1.03125       8/1/04     $129,710         $328,709

David G. Bowden                 35,000               3.5%              $1.03125       8/1/04     $ 22,699         $ 57,524

(1) These options were granted on August 1, 1994, and are to vest 25% per year on the first four anniversaries of the date granted.

                                                                PRELIMINARY COPY


FISCAL YEAR END OPTION VALUE TABLE

                 The following table sets forth information as of December 31, 1994, concerning the unexercised options held by executive officers named in the Summary Compensation Table, none of whom exercised options in 1994. No options held by those executive officers were in-the-money at December 31, 1994. Options are "in-the-money" when the fair market value of underlying common stock exceeds the exercise price of the option. The exercisable options held by the named executives have an exercise price of $1.875 per share. The unexercisable options held by the named executives have an exercise price of $1.03125 per share. The closing price of RII Common Stock on December 31, 1994, was $.875 per share.

                                                      NUMBER OF SECURITIES UNDERLYING
                                                  UNEXERCISED OPTIONS AT DECEMBER 31, 1994
                                                  ----------------------------------------
               NAME                           EXERCISABLE                        UNEXERCISABLE
               ----                           -----------                        -------------
Matthew B. Kearney                               87,500                             200,000
David G. Bowden                                  25,000                              35,000

COMPENSATION OF DIRECTORS

                 The Company's non-employee directors are each entitled to receive $35,000 annually as compensation for serving as a director, $500 for each Board meeting attended and $500 for each Committee meeting attended when such Committee meeting is not held on the same day as a Board meeting or another Committee meeting. Also, any non-employee director who, upon the request of the Board or of the Chairman of a Committee of the Board, performs services on behalf of the Company or its subsidiaries in addition to such director's preparation for and attendance at meetings of the Board or its Committees is entitled to receive a per diem fee of $1,250.

                 No compensation was paid to Mr. Griffin for his services as a director of the Company in 1994. However, Griffin Group was compensated for certain services provided by Mr. Griffin, including Mr. Griffin's serving as Chairman of the Board of the Company. See the description of the Griffin Services Agreement under "Compensation Committee Interlocks and Insider Participation - Transactions with Management and Others - Griffin Services Agreement" below.

                 Messrs. Alvarez, Cowan, Kordsmeier and Sheeline received $10,750 each for their services as directors during 1994, which services terminated as of the Effective Date. Messrs. Fallon, Green, Masson and Naimoli received $35,834, $25,834, $25,834 and $25,834, respectively, for their services

                                                                PRELIMINARY COPY

during 1994, which services commenced on the Effective Date. Mr. Fallon's compensation includes per diem fees paid to him and his company, A.D. Ventures, Inc., for services on behalf of the Company in addition to preparation for and attendance at meetings. Mr. Gallagher, who served as a director throughout the year 1994, received $39,500 for his services during 1994.

                 Pursuant to the 1994 Stock Option Plan, on the date that a director of the Company commences service on the Stock Option Committee, such Committee member automatically shall be granted a non-qualified option to purchase 10,000 shares of RII Common Stock. One half of such options are to be exercisable upon grant and the remainder are to become exercisable on the first anniversary of the grant date. Accordingly, Messrs. Fallon, Green, Masson and Naimoli were each granted options on June 7, 1994 to purchase 10,000 shares of RII Common Stock at $1.03125 per share.

                 In addition, see "Election of Directors - Related Party Transactions and Relationships" for a discussion of compensation to be paid for the services of Mr. Gallagher in his capacity as President and Chief Executive Officer of the Company which services commenced on May 1, 1995. Also discussed are stock options to purchase 500,000 shares of RII Common Stock granted to Mr. Gallagher by the Board, subject to approval by the Company's shareholders of the proposed amendments to the 1994 Stock Option Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

                 The Company has an employment agreement with Mr. Kearney, dated as of May 3, 1991, which was extended to May 1996. Mr. Kearney's agreement, as amended, provides for an annual salary of $300,000. If the Company terminates the executive's employment without cause, as defined, the executive will be entitled to receive base salary payments through the end of his term of employment. If such a termination of his employment follows a change in control, as defined, the executive will receive a lump-sum payment equal to the present value of such base salary payments.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                 Messrs. Fallon, Green, Masson and Naimoli have served as members of the Compensation/Option Committee of the Board since the Effective Date. Messrs. Alvarez, Griffin and Sheeline served as members of the Compensation Committee until the Effective Date. Mr. Griffin also serves as an officer of the Company.

                                                                PRELIMINARY COPY

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

                 Griffin Services Agreement. In April 1993 the Company and RIH, the Company's subsidiary which owns and operates the Resorts Casino Hotel, entered into a License and Services Agreement with Griffin Group (the "Griffin Services Agreement") dated and effective as of September 17, 1992 to replace the previous License and Services Agreement among the Company, Merv Griffin and Griffin Group upon its expiration. Pursuant to the Griffin Services Agreement, Griffin Group granted the Company and RIH a non-exclusive license to use the name and likeness of Merv Griffin in certain advertising media and limited merchandising for the sole purpose of advertising and promoting the facilities and operations of the Company and RIH. In connection with such license, Griffin Group will not grant any similar license to any casino/hotel located in Atlantic City during the term of the Griffin Services Agreement, so long as the Company and RIH own or operate casino and hotel facilities there.

                 Pursuant to the Griffin Services Agreement, Griffin Group agreed to provide to the Company and RIH, for the term of the Griffin Services Agreement, the non-exclusive services of Merv Griffin, subject to the performance by the Company and RIH of their obligations under the Griffin Services Agreement, (i) as Chairman of the Board of Directors of the Company,
(ii) as host, producer, presenter and featured performer relative to certain shows to be presented at the Resorts Casino Hotel, (iii) as consultant and marketing adviser, (iv) in certain capacities, as spokesperson for the Company and RIH and (v) as participant in certain radio, television and print advertisements.

                 The Griffin Services Agreement is to continue in force until September 17, 1997 and provides for earlier termination under certain circumstances including, among others, a change of control (as defined) of the Company and RIH and Mr. Griffin ceasing to serve as Chairman of the Board of the Company.

                 The Griffin Services Agreement provides for compensation to Griffin Group in the following annual amounts over the five year term:
$2,000,000; $2,100,000; $2,205,000; $2,310,000 and $2,425,000.  The agreement called for a payment of $4,100,000, upon signing, representing compensation for the first two years of services. Thereafter, the agreement called for annual payments on September 17, each representing a prepayment for the year ending two years hence. In lieu of paying in cash, at the Company's option, it could satisfy its obligation to make any of the payments required under the Griffin Services Agreement by reducing the amount of the Group Note described below under "Indebtedness of Management." In

                                                                PRELIMINARY COPY

the event of an early termination of the Griffin Services Agreement, and depending on the circumstances of such early termination, all or a portion of the compensation paid to Griffin Group in respect of the period subsequent to the date of termination may be required to be repaid to the Company and RIH.

                 RIH made the $4,100,000 payment for the first two years under the Griffin Services Agreement in April 1993. In September 1993, the Company satisfied the obligation to make the $2,205,000 payment for the year ending September 16, 1995 by reducing the Group Note by that amount. In May 1994, as contemplated in the 1994 Plan, the Company satisfied the $2,310,000 obligation to Griffin Group for the fourth year of the Griffin Services Agreement by reducing the principal amount of the Group Note in an equal amount. The final payment required under the agreement, $2,425,000, was to be due in September 1995. On August 1, 1994, following review and approval by the independent members of the Company's Board of Directors, the Company agreed to issue 1,940,000 shares of RII Common Stock to ARH, an affiliate of Griffin Group through which Mr. Griffin holds certain securities of the Company, in satisfaction of this final payment obligation. The closing price of RII Common Stock on the date of the agreement was $1.0625 per share. The shares are not registered under the Securities Act of 1933 and are restricted securities.

                 As additional compensation provided for in the Griffin Services Agreement, on the Effective Date the Company issued to ARH, as assignee from Griffin Group, a warrant to purchase 4,666,850 shares of RII Common Stock at $1.20 per share (the "Griffin Warrant"). The Griffin Warrant is exercisable through May 3, 1998.

                 The Company and RIH also have agreed to indemnify Merv Griffin and Griffin Group for certain costs and liabilities arising in connection with the Griffin Services Agreement or Merv Griffin's services, or the service of any employee of Griffin Group, as a director or officer of the Company or any subsidiary thereof.

                 Pursuant to the Griffin Services Agreement, the Company and RIH have agreed to maintain comprehensive public liability, personal injury and umbrella insurance coverage in specified amounts for both Griffin Group and Merv Griffin, individually.

                 The Company and RIH also have agreed to reimburse Griffin Group for certain expenses incurred by Griffin Group and Merv Griffin in connection with the license and services agreed to under the Griffin Services Agreement.

                                                                PRELIMINARY COPY

                 Other Transactions. The Company and its subsidiaries reimbursed Griffin Group $296,000 for charter air services rendered in 1994 to Mr. Griffin, as well as other directors and officers of the Company and its subsidiaries, for travel related to Company business.

                 In 1994 the Company and RIH incurred charges from unaffiliated parties of $394,000 in producing the live television broadcast of "Merv Griffin's New Year's Eve Special" from the Resorts Casino Hotel.

                 See also "Election of Directors - Related Party Transactions and Relationships" for a discussion of compensation to be paid by the Company for the services of Thomas E. Gallagher as President and Chief Executive Officer of the Company.

                 Antonio C. Alvarez II, a shareholder of Alvarez & Marsal, Inc., was a member of the Board of Directors of the Company from September 1990 until the Effective Date. In 1994 the Company paid Alvarez & Marsal, Inc. $225,000 and issued 112,500 shares of the RII Common Stock as compensation for financial advisory services rendered in connection with the reorganization of the Company.

                 INDEBTEDNESS OF MANAGEMENT

                 Pursuant to the 1990 plan of reorganization (the "1990 Plan") of the Company and certain of its subsidiaries, in September 1990, the Company received $12,345,000 in cash and an $11,000,000 promissory note (the "Griffin Note") from Merv Griffin for 4,400,000 shares of RII Common Stock purchased by him. In April 1993, in accordance with the Griffin Services Agreement described above under "Transactions with Management and Others - Griffin Services Agreement", simultaneous with RIH's payment to Griffin Group of $4,100,000 for the first two years of service under the agreement, Mr. Griffin made a partial payment of principal and interest in the amount of $4,100,000 on the Griffin Note. This resulted in a remaining balance of $7,523,333. The Griffin Note was then canceled and a new note from Griffin Group (the "Group Note") in the amount of $7,523,333 was substituted therefor. The Group Note was payable on demand and bore interest at the rate of 3% per year. Merv Griffin personally guaranteed payment of the Group Note. As noted above, the balance of the Group Note was reduced by $2,205,000 in September 1993 and by $2,310,000 in May 1994 in satisfaction of fees due to Griffin Group under the Griffin Services Agreement. Also in May 1994, as part of the reorganization of the Company, Griffin Group repaid the remaining principal balance of $3,008,000 and accrued interest thereon.

                                                                PRELIMINARY COPY

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                 This report was prepared on behalf of the various members of the Board of Directors who participated in the executive compensation decisions during the year ended December 31, 1994. Prior to May 3, 1994, the effective date of the Company's reorganization, Merv Griffin, Antonio C. Alvarez II, and Paul C. Sheeline served as the Compensation Committee. Subsequent to May 3, 1994, the members of the Compensation/Option Committee were Vincent J. Naimoli (Chairman), Jay M. Green, Charles M. Masson and William J. Fallon. In summary, and as indicated below, incentive compensation awarded to executive officers was based upon individual performance, whether such individual performance was related to specific tasks or to the Company's financial performance. Amounts awarded are determined on a subjective basis, rather than calculated pursuant to specific formulas, although certain financial targets are used to measure the Company's financial performance.

                 BACKGROUND

                 In September 1990, the Company emerged from bankruptcy under the 1990 Plan which 1990 Plan would have left the Company financially viable, had the Company been able to (i) sell its Paradise Island operations and properties at their then estimated value and (ii) generate substantial excess cash flow from its operations and the contemplated sale of its non-operating real estate in Atlantic City, New Jersey. The recession in the United States, the acute competition in Atlantic City and The Bahamas, and the impact of the conflict in the Persian Gulf in early 1991 and its effect on transportation and tourism all adversely affected the Company's financial stability. In late 1991 the Company engaged financial advisers to assist it in the development and analysis of financial alternatives as well as the development of a long-term financial plan. The analysis indicated, among other things, that a total debt restructuring was necessary and that the separation of the Paradise Island operations from the rest of the Company was advantageous. Discussions commenced with representatives of certain noteholders of the Company and in December 1992 a preliminary agreement for the restructuring was reached. This agreement became more complex when a prospective purchaser of the Paradise Island operations was identified in the summer of 1993. The Company signed a purchase agreement for the sale of the Paradise Island operations in October 1993, disseminated an "Information Statement/Prospectus for Solicitation of Votes on Prepackaged Plan of Reorganization" in February 1994, filed the 1994 Plan of Reorganization with the Bankruptcy Court in March 1994 and emerged from bankruptcy on May 3, 1994. As a result of the reorganization, the principal amount of the Company's publicly

                                                                PRELIMINARY COPY

held recourse debt was reduced from $518,000,000 to $160,000,000 and common equity was diluted by only 40%.

                 BASE SALARY

                 Base salaries of executive officers did not change during 1994. The latest such change was in 1993 and resulted as the Company's former President and Chief Executive Officer resigned in October 1993. The Company's previous Board of Directors created an Office of the President and named Christopher D. Whitney and Matthew B. Kearney as members of that office. At that time Mr. Kearney's annual base salary was increased to $300,000, a 9% increase, to equal that of Mr. Whitney's.

                 OTHER CASH COMPENSATION

                 In April 1994, after the 1994 Plan was confirmed and prior to its effective date, the previous Board of Directors, recognizing that the Company had successfully and expediently completed the bankruptcy process, awarded cash bonuses of $125,000 to each member of the Office of the President and $50,000 to David G. Bowden, the Company's Vice President - Controller.

                 In July 1994, Mr. Whitney resigned and was granted a lump sum termination benefit as provided for in his employment agreement.

                 In March 1995, in recognition of (i) their continuing role in the reorganization process, (ii) the 1994 financial performance of the Resorts Casino Hotel, which was its best performance since 1987, and (iii) achieving the 1994 target earnings before interest, taxes and depreciation, the Compensation/Option Committee awarded Messrs. Kearney and Bowden cash bonuses of $200,000 and $20,000, respectively.

                                                                PRELIMINARY COPY

                 LONG-TERM INCENTIVE COMPENSATION

                 The 1994 Plan, effective May 3, 1994, included the adoption of the 1994 Stock Option Plan, the purpose of which is to attract, retain and motivate the officers, directors and key employees of the Company and the officers and key employees of the Company's subsidiaries. With the proliferation of gaming throughout the United States and in light of the fact that the Company has been through the bankruptcy process twice in the last five years, in August 1994 the Compensation/Option Committee granted to Messrs. Kearney and Bowden options to purchase 200,000 and 35,000 shares, respectively, of the RII Common Stock as long-term incentive compensation.

                                               Member of Compensation Committee
                                               for the period to May 3, 1994

                                                 Merv Griffin

                                               Compensation/Option Committee
                                               for the period from May 3, 1994

                                                 Vincent J. Naimoli, Chairman
                                                 William J. Fallon
                                                 Jay M. Green
                                                 Charles M. Masson

STOCK PRICE PERFORMANCE GRAPH

                 The following graph compares the cumulative total shareholder return on RII Common Stock with that of the Dow Jones Equity Market Index and the Dow Jones Industry Group Index for the Entertainment & Leisure - Casinos industry group. The stock performance used herein is calculated by assuming $100 was invested at September 17, 1990, the date RII Common Stock commenced trading on a "when issued" basis following the Company's emergence from bankruptcy under the 1990 Plan. The computation of cumulative total shareholder performance assumes reinvestment of dividends; however, the Company paid no dividends on the RII Common Stock during the periods presented.

                                                                PRELIMINARY COPY


                                      SEPTEMBER                      DECEMBER 31,
                                         17,       ------------------------------------------------
                                        1990       1990       1991       1992       1993       1994
                                        ----       ----       ----       ----       ----       ----
RII Common Stock                        $100       $ 46       $ 92       $ 54       $100       $ 54

Dow Jones Equity
  Market Index                          $100       $105       $139       $151       $166       $167

Dow Jones Industry
  Group Index -
  Casinos                               $100       $105       $161       $249       $380       $292



                    [INSERT STOCK PRICE PERFORMANCE GRAPH.]

                [DESCRIPTION OF STOCK PRICE PERFORMANCE GRAPH:
               THE STOCK PRICE PERFORMANCE GRAPH ILLUSTRATES THE
                DATA POINTS PRESENTED IN THE PRECEDING TABLE IN
               LINEAR FORM FOR EACH OF (i) THE RII COMMON STOCK,
             (ii) THE DOW JONES EQUITY MARKET INDEX AND (iii) THE
                    DOW JONES INDUSTRY GROUP INDEX-CASINOS]


                              REVERSE STOCK SPLIT

                 The Board unanimously has approved, and recommends to the holders of the RII Common Stock that they approve, the Reverse Stock Split. If approved by the shareholders, the Reverse Stock Split may be effected, as described below.
                 The intent of the Reverse Stock Split is to reduce the number of shares of RII Common Stock outstanding and to increase the marketability and liquidity of the RII Common Stock. If the Reverse Stock Split is approved by the holders of the RII Common Stock at the Annual Meeting, the Reverse Stock Split will be effected unless there is a subsequent determination by the Board that the Reverse Stock Split is not in the best interests of the Company and its shareholders. Although the Board believes as of the date of this Proxy Statement that the Reverse Stock Split is advisable, the Reverse Stock Split may be abandoned by the Board at any time before, during or after the Annual Meeting and prior to filing the proposed amendment to the Restated Certificate, as set forth in Exhibit A to this Proxy Statement.

                                                                PRELIMINARY COPY

                 The discussion of the Reverse Stock Split set forth below is qualified in its entirety by reference to Exhibit A, which is incorporated herein by reference.

PURPOSES OF THE REVERSE STOCK SPLIT

                 The principal purpose of the Reverse Stock Split is to reduce the number of shares of RII Common Stock outstanding. The Board believes that the total number of shares currently outstanding is disproportionately large relative to the Company's present market capitalization due to the issuance of additional shares of RII Common Stock in connection with the reorganization of the Company in 1994.

                 The Board of Directors believes that a decrease in the number of authorized and outstanding shares of RII Common Stock, without any material alteration of the proportionate economic interest in the Company held by individual shareholders, may increase the trading price of the outstanding shares to a price more appropriate for an exchange-listed security, although no assurance can be given that the market price of the RII Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

                 Additionally, the Board of Directors believes that the current per share price of the RII Common Stock may limit the effective marketability of the RII Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by the Reverse Stock Split.

                 The Board believes that the decrease in the number of shares of RII Common Stock outstanding as a consequence of the proposed Reverse Stock Split and the resulting anticipated increased price level will encourage greater interest in the RII Common Stock by the financial community and the investment public and possibly promote greater liquidity for the holders of the RII Common Stock. It is possible, however, that liquidity could be affected adversely by the reduced number of

                                                                PRELIMINARY COPY

shares outstanding after the Reverse Stock Split. Although any increase in the market price of the RII Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding, the proposed Reverse Stock Split could result in a market price for the shares that would be high enough to overcome the reluctance, policies and practices of brokerage houses and investors referred to above and to diminish the adverse impact of correspondingly high trading commissions on the market for the shares.

                 There can be no assurances, however, that the foregoing effects will occur or that the market price of the RII Common Stock immediately after implementation of the proposed Reverse Stock Split will be maintained for any period of time, or that such market price will approximate five times the market price before the proposed Reverse Stock Split.

EFFECT OF THE REVERSE STOCK SPLIT

                 If the Reverse Stock Split is approved by the holders of RII Common Stock at the Annual Meeting, and unless there is a subsequent determination by the Board of Directors that the Reverse Stock Split is not in the best interests of the Company and its shareholders, an amendment to Article IV of the Restated Certificate, in the form set forth in Exhibit A hereto, would be filed with the Secretary of State of the State of Delaware on any date (the "Reverse Split Date") selected by the Board on or prior to the Company's next annual meeting of shareholders. The Reverse Stock Split would become effective as of 5:00 p.m. on the date of such filing. Without any further action on the part of the Company or the holders of the RII Common Stock, the shares of RII Common Stock held by shareholders of record as of the Reverse Split Date would be converted at 5:00 p.m. on the Reverse Split Date into the right to receive an amount of whole shares of new RII Common Stock equal to the number of their shares divided by five. The number of authorized shares of RII Common Stock would be reduced from 100,000,000 to 20,000,000.

                 No fractional shares would be issued, and no such fractional share interest would entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional shares, a certificate or certificates evidencing the aggregate of all fractional shares otherwise issuable (rounded, if necessary, to the next higher whole share) will be issued to the Company's transfer agent, Chemical Bank (the "Exchange Agent"), or its nominee, as agent for the accounts of all holders of shares of RII Common Stock otherwise entitled to have a fraction of a share issued to them in connection with the Reverse Stock Split. Sales of fractional interests will be effected by the Exchange Agent as

                                                                PRELIMINARY COPY

soon as practicable on the basis of prevailing market prices of the RII Common Stock on the American Stock Exchange at the time of sale. After the Reverse Split Date, the Exchange Agent will pay to such shareholders their pro rata share of the net proceeds derived from the sale of their fractional interests upon surrender of their stock certificates. The interest in the Company of any holder of fewer than five shares of RII Common Stock prior to the Reverse Split Date would thereby be terminated.

                 Approval of the Reverse Stock Split would not affect any continuing shareholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment in cash of fractional shares. The shares of RII Common Stock which would be issued upon approval of the Reverse Stock Split would be fully paid and nonassessable. The voting rights and other privileges of the continuing holders of RII Common Stock would not be affected substantially by adoption of the Reverse Stock Split or subsequent implementation thereof.

                 The par value of the RII Common Stock would remain at $0.01 per share following the Reverse Stock Split, and the number of shares of RII Common Stock outstanding would be reduced. As a consequence, the aggregate par value of the outstanding RII Common Stock would be reduced, while the aggregate capital in excess of par value attributable to the outstanding RII Common Stock for statutory and accounting purposes would be correspondingly increased.
Under Delaware law, the Board would have the authority, subject to certain limitations, to transfer some or all of such capital in excess of par value from capital to surplus, which could be distributed to shareholders as dividends or used by the Company to repurchase outstanding stock. The Company has no plans to reduce capital at this time.

                 The RII Common Stock is listed for trading on the American Stock Exchange. The number of holders of the RII Common Stock on the Record Date was ______. The Company does not currently anticipate that the Reverse Stock Split would result in a reduction in the number of holders large enough to jeopardize continued listing of the RII Common Stock on the American Stock Exchange.

                 As of the Record Date, the number of issued and outstanding shares of RII Common Stock was ____________. Based upon the Company's best estimates, the aggregate number of shares of RII Common Stock that would be issued and outstanding as a result of the Reverse Stock Split would be ____________, and ____________ shares would be authorized and unissued (after the reservation of an additional ____________ shares of RII Common Stock for issuance upon exercise of

                                                                PRELIMINARY COPY

outstanding stock options under the Company's prior Senior Management Stock Option Plan (the "1990 Stock Option Plan"), the 1994 Stock Option Plan and the Griffin Warrant). Although the 1990 Stock Option Plan was terminated on the Effective Date of the Company's reorganization in 1994, certain options granted under the 1990 Stock Option Plan remain outstanding.

                 Pursuant to the terms of the 1994 Stock Option Plan, the total number of shares reserved for grants and all options granted under the plan would be reduced proportionately. All options granted under the 1990 Stock Option Plan also would be reduced proportionately. The cash consideration payable per share upon exercise of the options pursuant to these plans would be increased proportionately. Similarly, total number of shares issuable upon exercise of the Griffin Warrant would be decreased proportionately and the cash consideration payable per share upon exercise of the Griffin Warrant would increase proportionately.

                                                                PRELIMINARY COPY

                 The following table illustrates the principal effects of the proposed Reverse Stock Split, as of March 31, 1995:


            NUMBER OF SHARES                                      PRIOR TO REVERSE             AFTER REVERSE
          OF RII COMMON STOCK:                                       STOCK SPLIT                STOCK SPLIT
          --------------------                                       -----------                -----------
Authorized                                                            100,000,000                20,000,000

Outstanding                                                            39,694,172                 7,938,834

Reserved for issuance upon                                              1,613,500                   322,700
exercise of options granted                                                    (1)                       (1)
under the 1994 Stock Option Plan

Reserved for issuance upon                                              1,420,381                   284,076
exercise of options granted
under the 1990 Stock Option Plan

Reserved for issuance upon                                              4,666,850                   933,370
exercise of the Griffin Warrant

Reserved for issuance in                                                  719,925                   143,985
connection with future grants
under the 1994 Stock Option Plan

Available for future issuance by                                       51,885,172                10,377,035
action of the Board (after
giving effect to the
reservations above)

 (1) Includes options to purchase an aggregate of 575,000 shares (115,000 shares after the Reverse Stock Split) of RII Common Stock granted to Messrs. Gallagher and Cohen subject to shareholder approval of certain amendments to the 1994 Stock Option Plan.

EXCHANGE OF STOCK CERTIFICATES

                 If the Reverse Stock Split is consummated, as soon as practicable after the Reverse Split Date the Company will send a letter of transmittal to each shareholder of record on the Reverse Split Date for use in transmitting certificates representing shares of RII Common Stock ("Old Certificates") to the Exchange Agent. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of new RII Common Stock. No new certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates together with

                                                                PRELIMINARY COPY

a properly completed and executed letter of transmittal to the Exchange Agent.

                 Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all Old Certificates, shareholders will receive a new certificate or certificates representing the number of whole shares of new RII Common Stock into which their shares of RII Common Stock represented by the Old Certificates have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding Old Certificates held by shareholders will be deemed for all purposes to represent the number of whole shares of RII Common Stock to which such shareholders are entitled as a result of the Reverse Stock Split. Shareholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. Shares not presented for surrender as soon as practicable after the letter of transmittal is sent shall be exchanged at the first time they are presented for transfer.

                 No service charges will be payable by holders of shares of RII Common Stock in connection with the exchange of certificates, all expenses of which will be borne by the Company.

FEDERAL INCOME TAX CONSEQUENCES

                 The following is a summary of the material anticipated Federal income tax consequences of the Reverse Stock Split to shareholders of the Company. This summary is based on the Federal income tax laws now in effect and as currently interpreted. It does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible Federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the Federal income tax consequences to shareholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). The summary does not discuss any consequence of the Reverse Stock Split under any state, local or foreign tax laws.

                 No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the shareholders of the Company as

                                                                PRELIMINARY COPY

a result of the Reverse Stock Split. ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

                 The Company believes that the Reverse Stock Split would be a tax-free recapitalization to the Company and its shareholders. If the Reverse Stock Split qualifies as a recapitalization described in Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), (i) no gain or loss will be recognized by holders of RII Common Stock who exchange their RII Common Stock for new RII Common Stock, except that holders of RII Common Stock who receive cash proceeds from the sale of fractional shares of RII Common Stock will recognize gain or loss equal to the difference, if any, between such proceeds and the basis of their RII Common Stock allocated to their fractional share interests, and such gain or loss, if any, will constitute capital gain or loss if their fractional share interests are held as capital assets at the time of their sale, (ii) the tax basis of the new RII Common Stock received by holders of RII Common Stock will be the same as the tax basis of the RII Common Stock exchanged therefor, less the tax basis allocated to fractional share interests and (iii) the holding period of the new RII Common Stock in the hands of holders of new RII Common Stock will include the holding period of their RII Common Stock exchanged therefor, provided that such RII Common Stock was held as a capital asset immediately prior to the exchange.

VOTE REQUIRED FOR APPROVAL

                 The approval of the Reverse Stock Split requires the affirmative vote of a majority of the outstanding shares of RII Common Stock. Holders of Class B Stock do not have the right to vote on the approval of the Reverse Stock Split.

                 THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED REVERSE STOCK
SPLIT.

                                                                PRELIMINARY COPY


                       CHANGE OF THE NAME OF THE COMPANY

GENERAL

                 The Board unanimously has approved, and recommends to the holders of RII Common Stock that they approve, an amendment to the Restated Certificate that would amend Article I thereof to change the name of the Company to "Griffin Gaming & Entertainment, Inc.".

                 The name "Resorts International, Inc." dates from the time when the Company owned and operated resort facilities in The Bahamas as well as casinos located in The Bahamas and in Atlantic City, New Jersey, and pre-dates Merv Griffin's involvement with the Company. Since the sale of the Company's Paradise Island properties located in The Bahamas in May 1994, the Company's sole remaining casino has been Merv Griffin's Resorts Casino Hotel located in Atlantic City, New Jersey. The Board has concluded that the name "Resorts International, Inc." no longer aptly describes the scope of the Company's business, and that the name "Griffin Gaming & Entertainment, Inc." would better describe the Company's intention to expand and diversify its business in both the gaming and entertainment industries, as well as to capitalize on the advantages provided by Mr. Griffin's major role in the Company.

                 The change of name will not affect in any way the validity or transferability of stock certificates currently outstanding, the capital structure of the Company or the listing of any of its securities on the American Stock Exchange, although a new stock exchange ticker symbol will be adopted to reflect the Company's new name.

VOTE REQUIRED FOR APPROVAL

                 The affirmative vote of the holders of a majority of the outstanding shares of RII Common Stock is required for approval of the amendment to the Restated Certificate. If the amendment is approved by the shareholders, the amendment will become effective upon filing with the Secretary of State of the State of Delaware. Holders of Class B Stock do not have the right to vote on the amendment.

                 THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE.

                                                                PRELIMINARY COPY


                     AMENDMENTS TO 1994 STOCK OPTION PLAN

                 The Board unanimously has approved, and recommends to the holders of RII Common Stock that they approve, amendments to the 1994 Stock Option Plan to (i) permit the grant of non-qualified stock options to directors of subsidiaries of the Company who are not also key employees, officers or directors of the Company or key employees or officers of a subsidiary of the Company and to consultants and others providing services to the Company and
(ii) increase the maximum number of options that may be granted to Officer and Key Employee Participants in any one year (collectively, the "Proposed Amendments").

                 The 1994 Stock Option Plan initially was adopted in 1994 to afford certain of the Company's directors, officers and key employees, and the officers and key employees of subsidiaries of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in, and a greater concern for the welfare of, the Company and its subsidiaries.

OPTIONS AVAILABLE UNDER THE 1994 STOCK OPTION PLAN

                 The 1994 Stock Option Plan currently provides for the grant of options to purchase not more than 2,333,425 shares of RII Common Stock (466,685 shares, giving effect to the Reverse Stock Split). As of March 31, 1995, options to purchase an aggregate of 1,038,500 shares (207,700 shares, giving effect to the Reverse Stock Split) of RII Common Stock had been granted under the 1994 Stock Option Plan. Additionally, the Compensation/Option Committee has granted options to purchase an aggregate of an additional 575,000 shares (115,000 shares, giving effect to the Reverse Stock Split) of RII Common Stock, consisting of options granted to Thomas E. Gallagher to purchase 500,000 shares (100,000 shares, giving effect to the Reverse Stock Split) of RII Common Stock and options granted to Lawrence Cohen to purchase 75,000 shares (15,000 shares, giving effect to the Reverse Stock Split) of RII Common Stock, which grants are subject to approval of the Proposed Amendments to the 1994 Stock Option Plan at the Annual Meeting by the holders of RII Common Stock. Mr. Gallagher is a Director and the President and Chief Executive Officer of the Company. Mr. Cohen is a director of RIH and RIHF, subsidiaries of the Company. Messrs. Gallagher and Cohen are officers and key employees of Griffin Group. See "Election of Directors - Nominees to Board of Directors", "Election of Directors - Related Party Transactions and Relationships" and "Compensation of Directors and Executive Officers".

                                                                PRELIMINARY COPY


                               New Plan Benefits
                            1994 Stock Option Plan


NAME AND POSITION                      NUMBER OF OPTIONS
- -----------------                      -----------------
Thomas E. Gallagher                    500,000 (100,000 after giving
  President, Chief Executive                   effect to the Reverse
  Officer and Director of the                  Stock Split)
  Company

Lawrence Cohen                          75,000 (15,000 after giving
  Director of RIH and RIHF                     effect to the Reverse
                                               Stock Split)

After the grant of options to Messrs. Gallagher and Cohen described above, options to purchase 719,925 shares of RII Common Stock (143,985 shares giving effect to the Reverse Stock Split) would remain available under the 1994 Stock Option Plan for future grants.

OTHER KEY PROVISIONS OF 1994 STOCK OPTION PLAN

                 The key provisions of the 1994 Stock Option Plan, as proposed to be amended (and adjusting all share numbers to give effect to the Reverse Stock Split), are set forth below.

                 FUNDING AND ELIGIBILITY

                 The 1994 Stock Option Plan is unfunded. The 1994 Stock Option Plan is administered by a committee appointed by the Board (the "Option Committee"). The Option Committee consists solely of "disinterested" directors, as that term is defined for purposes of satisfying Rule 16b-3 of the Exchange Act and of "outside directors", as that term is defined in Section 162(m) of the Code.

                 Grants may be made under the 1994 Stock Option Plan (i) to key employees and officers of the Company or any of its subsidiaries who are regularly employed on a salaried basis by the Company or any of its subsidiaries (the "Officer and Key Employee Participants"), (ii) to directors of the Company who do not serve on the Option Committee (the "Director Participants"), (iii) to directors of the Company who serve on the Option Committee or who have been named to serve on the Option Committee in the future (the "Committee Participants"), (iv) to directors of any subsidiary of the Company who are not also key employees, officers or directors of the Company or key employees or officers of a subsidiary of the Company (the "Subsidiary Director Participants") and (v) to consultants and others providing services to the Company or any of its subsidiaries (the "Consultant Participants").

                                                                PRELIMINARY COPY

                 Any stock option granted under the 1994 Stock Option Plan may be a tax benefited incentive stock option (an "Incentive Stock Option") or a non-qualified stock option that is not tax benefited (a "Non-Qualified Stock Option"). However, Incentive Stock Options may be granted only to Officer and Key Employee Participants.

                 The Board believes that the eligibility of Subsidiary Director Participants and Consultant Participants to receive Non-Qualified Stock Options is consistent with the broad objectives of the 1994 Stock Option Plan. On March 27, 1995, the Compensation/Option Committee granted a Non-Qualified Stock Option for 15,000 shares of RII Common Stock at an exercise price equal to the average of the high and low sales prices of the RII Common Stock on such date to Lawrence Cohen. Mr. Cohen is a director of RIH and RIHF, but is neither a key employee or officer of the Company or any of its subsidiaries. The grant is subject to approval of the Proposed Amendments by the shareholders at the Annual Meeting.

                 AWARDS TO OFFICER AND KEY EMPLOYEE PARTICIPANTS AND DIRECTOR PARTICIPANTS.

                 Subject to the express requirements of the 1994 Stock Option Plan, the terms of any and all awards granted to Officer and Key Employee Participants and Director Participants will be determined by, and subject to the conditions imposed by, the Option Committee, including provisions as to the exercisability, expiration, termination or forfeiture of options.

                 The 1994 Stock Option Plan currently provides that the Company may not grant to Officer and Key Employee Participants in any fiscal year options cumulatively exercisable for more than 46,660 shares of RII Common Stock. The Board proposes that the 1994 Stock Option Plan be amended to increase the limit on annual option grants to 100,000 shares in order to provide the Company with greater flexibility in attracting and rewarding qualified executive officers and key employees. On March 27, 1995, the Compensation/Option Committee granted a Non-Qualified Stock Option for 100,000 shares of RII Common Stock at an exercise price equal to the average of the high and low sales prices of the RII Common Stock on such date to Thomas E. Gallagher, who became President and Chief Executive Officer of the Company as of May 1, 1995. The grant is subject to approval of the Proposed Amendments by the shareholders at the Annual Meeting.

                 The 1994 Stock Option Plan authorizes the Option Committee to grant to Officer and Key Employee Participants and Director Participants options to purchase RII Common Stock at an amount not less than (i) the fair market value per share

                                                                PRELIMINARY COPY

of RII Common Stock at the time the options are awarded, or (ii) in the event that such award is an Incentive Stock Option granted to a person who, at the time such option is granted, owns shares of capital stock of the Company, or any subsidiary corporation thereof, which possess more than 10% of the total combined voting power of all classes of capital stock of the Company or of any subsidiary of the Company (a "10% Owner"), 110% of the fair market value per share of RII Common Stock at the time such Incentive Stock Option is awarded. The fair market value of the RII Common Stock is deemed to be the average of the high and low sale prices of the RII Common Stock on the date of grant of such option, or if there are no sales on such date, the average closing bid and asked prices.

                 Options granted under the 1994 Stock Option Plan to Officer and Key Employee Participants expire one year after the optionee's death, one year after termination of the optionee's employment because of disability, immediately upon termination of the optionee's employment for "good cause" (as defined in the 1994 Stock Option Plan) and three months after termination of an optionee's employment for any other reason. Options granted to Director Participants expire one year after an optionee's death, one year after termination of the optionee's employment because of disability, and one year after the optionee ceases to be a director. Notwithstanding the foregoing, options granted to Officer and Key Employee Participants and Director Participants expire ten years after the date of grant (five years in the case of a 10% Owner), or at such earlier time as the Option Committee may provide.

                 AWARDS TO COMMITTEE PARTICIPANTS

                 Under the 1994 Stock Option Plan, on the date that a director first commences service on the Option Committee, such director automatically will be granted an option to purchase 2,000 shares (after giving effect to the Reverse Stock Split) of RII Common Stock, half of which will be exercisable upon grant and half of which will be exercisable upon the first anniversary of the grant. During the term of the 1994 Stock Option Plan on the third business day following the date of any annual meeting of the holders of the RII Common Stock at which directors are elected, each person who is on such day serving on the Option Committee or has been named to serve on the Option Committee automatically will be granted an option to purchase 1,000 shares (after giving effect to the Reverse Stock Split) of RII Common Stock, which option will be fully exercisable upon grant. Options granted under the 1994 Stock Option Plan to Committee Participants expire one year after an optionee's death or cessation of service as a director. Notwithstanding the foregoing, in all cases options granted to Committee Participants expire ten years after the date of grant. The exercise price of such options equals the fair

                                                                PRELIMINARY COPY

market value of the underlying shares of RII Common Stock as of the date such options are granted.

                 AWARDS TO SUBSIDIARY DIRECTOR PARTICIPANTS AND CONSULTANT PARTICIPANTS

                 Subject to the express requirements of the 1994 Stock Option Plan, the terms of any and all awards granted to Subsidiary Director Participants and Consultant Participants will be determined by, and subject to the conditions imposed by, the Option Committee, including provisions as to the exercisability, expiration, termination or forfeiture of options.

                 OTHER OPTION PROVISIONS

                 The 1994 Stock Option Plan provides that all options immediately become fully exercisable upon a "change in control", as defined in the 1994 Stock Option Plan. The 1994 Stock Option Plan deems a "change in control" to have occurred if any corporation, person or group acquires a majority of the RII Common Stock or a majority of the Company's outstanding voting securities, or if within a two-year period a majority of the Company's Board is replaced by persons who were not directors at the beginning of such period and who were not nominated or ratified by at least two-thirds of the directors who were directors at the beginning of such two-year period. For purposes of the 1994 Stock Option Plan, the election of a majority of the Board by the holders of the Class B Stock pursuant to the Restated Certificate will not constitute such a "change of control".

                 No option granted under the 1994 Stock Option Plan may be transferred other than by will or the laws of descent and distribution or, except as to Incentive Stock Options, pursuant to a qualified domestic relations order (as defined in the Code). Options may be exercised during the recipient's lifetime only by the recipient or by his or her guardian or legal representative.

                 An option under the 1994 Stock Option Plan may permit the recipient to pay all or part of the purchase price of the shares issuable pursuant thereto, or to pay all or part of such recipient's tax withholding obligation with respect to such issuance, by delivering a sufficient amount of shares of stock of the Company or by having such number of shares withheld from the amount otherwise issuable upon exercise of the option (the fair market value thereof being calculated as of the date next preceding the date of exercise) or otherwise as the Option Committee may determine according to the terms and conditions of the 1994 Stock Option Plan.

                                                                PRELIMINARY COPY

                 The 1994 Stock Option Plan authorizes the Option Committee to provide for arrangements under which brokers that are compensated by the Company provide temporary financing to assist an optionee in paying the exercise price of an option, such financing to be paid off by the sale of shares issuable upon exercise of the option.

                 AMENDMENT AND TERMINATION

                 Under the 1994 Stock Option Plan, the Board is able to alter, amend, suspend or terminate the 1994 Stock Option Plan, provided that no such action may alter or impair any option granted to any optionee pursuant to the 1994 Stock Option Plan without the optionee's consent. Except as provided in the 1994 Stock Option Plan, no amendment by the Board, unless taken with the approval of the shareholders of the Company, may:

                 (1) materially increase the benefits accruing to participants under the 1994 Stock Option Plan;

                 (2) increase the number of shares of RII Common Stock which may be issued under the 1994 Stock Option Plan (except for permitted adjustments pursuant to certain dilutive events);

                 (3) materially modify the requirements as to eligibility for participation in the 1994 Stock Option Plan; or

                 (4) decrease the minimum exercise price of an Incentive Stock Option.

FEDERAL INCOME TAX TREATMENT

                 The following is a brief description of the Federal income tax treatment which generally will apply to benefits or awards ("Awards") made under the 1994 Stock Option Plan, based on Federal income tax laws in effect on the date hereof. The exact Federal income tax treatment of Awards will depend on the specific nature of any such Award. BECAUSE THE FOLLOWING PROVIDES ONLY A BRIEF SUMMARY OF THE GENERAL FEDERAL INCOME TAX RULES, INDIVIDUALS SHOULD NOT RELY THEREON FOR INDIVIDUAL TAX ADVICE, AS EACH TAXPAYER SITUATION AND THE CONSEQUENCES OF ANY PARTICULAR TRANSACTION WILL VARY DEPENDING UPON THE SPECIFIC FACTS AND CIRCUMSTANCES INVOLVED. RATHER, EACH TAXPAYER IS ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISER FOR PARTICULAR FEDERAL, AS WELL AS STATE AND LOCAL INCOME AND ANY OTHER TAX ADVICE.

                                                                PRELIMINARY COPY

                 INCENTIVE STOCK OPTIONS

                 Pursuant to the 1994 Stock Option Plan, participants may be granted options which are intended to qualify as Incentive Stock Options under the provisions of section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Stock Option. However, if the optionee disposes of the shares acquired upon the exercise of an Incentive Stock Option at any time within (i) one year after the date the shares are transferred to the optionee pursuant to the exercise of such Incentive Stock Option or (ii) two years after the date of grant of such Incentive Stock Option (a "disqualifying disposition"), the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the amount realized on the date of such disposition or the fair market value of the Company's stock on the date of exercise, over the exercise price of such Incentive Stock Option (with any remaining gain being taxed as a capital gain). In such an event, the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by such optionee. If the optionee does not dispose of the option shares within the above described time limits, there will be no ordinary income recognized upon any subsequent sale or other disposition of the shares, but rather capital gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. The Company will not be entitled to any deduction in this event. Finally, exercise of an Incentive Stock Option may result in alternative minimum tax liability for the optionee. Any excess of the fair market value of the stock on the date the Incentive Stock Option is exercised over the option exercise price will be included in the calculation of the optionee's alternative minimum taxable income, which may subject the optionee to the alternative minimum tax at a rate of up to 28%. The portion of any such alternative minimum tax attributable to the exercise of an Incentive Stock Option can be credited against the optionee's regular tax liability in later years to the extent that in any such year the optionee's regular tax liability exceeds the alternative minimum tax.

                 NON-QUALIFIED STOCK OPTIONS

                 The grant of an option which does not qualify for treatment as an Incentive Stock Option generally is not a taxable event for the optionee. However, upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will generally be entitled to a deduction equal to such amount.

                                                                PRELIMINARY COPY

Upon the later disposition of the option shares acquired upon exercise, appreciation (or depreciation) after the date of exercise will be treated as capital gain (or loss) to the optionee and will have no tax effect as to the Company.

                 SPECIAL RULES FOR SECTION 16 INSIDERS

                 If a Non-Qualified Stock Option has been held for less than six months at the time of exercise, and the exercise price of the option is equal to or less than the fair market value of the acquired shares at the time of exercise, an officer, director or more than 10% shareholder of the Company subject to the provisions of Section 16 of the Exchange Act (an "Insider") will not be taxed until the earlier of (i) the expiration of the six-month holding period beginning on the date of grant of the Non-Qualified Stock Option, or
(ii) the sale of the acquired shares, at which time the Insider will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the acquired shares over the exercise price of the Non-Qualified Stock Option. Alternatively, pursuant to Section 83(b) of the Code, the Insider may elect within 30 days after exercise of the Non-Qualified Stock Option to recognize ordinary income equal to the excess, if any, of the fair market value of the RII Common Stock on the date of exercise over the exercise price. The capital gains holding period for the acquired shares will commence immediately following the date on which the optionee is required to recognize ordinary income, and any appreciation (or depreciation) realized following such date, will be taxed as a capital gain (or loss).

                 MISCELLANEOUS

                 Special rules apply in cases where the participant pays the exercise or purchase price of awards or applicable withholding tax obligations under the 1994 Stock Option Plan by delivering previously owned RII Common Stock or by reducing the amount of shares or other property otherwise issuable pursuant to the award. The surrender in the circumstances below or withholding of such stock will be a taxable event, resulting in the recognition of gain or loss. Such gain will be taxable as ordinary income if the stock surrendered or withheld either (i) was acquired upon exercise of an Incentive Stock Option and the surrender takes place within one year after the exercise or two years after the date of grant of the Incentive Stock Option or (ii) is both subject to a substantial risk of forfeiture and is not freely transferable for purposes of
Section 83 of the Code if the market value of such stock is in excess of the amount paid for the stock and no election has been made under Section 83(b) of the Code. In addition, shares withheld on the exercise of a Non-Qualified Stock Option in order to pay tax withholding

                                                                PRELIMINARY COPY

should result in tax on the withheld shares in an amount equal to the difference between the fair market value of the shares (on the date of exercise) and the exercise price.

                 Generally, the Company will receive a deduction equal to, and will be required to withhold applicable taxes with respect to, any ordinary income recognized by a participant in connection with awards made under the 1994 Stock Option Plan.

                 The 1994 Stock Option Plan is not a "qualified plan" within the meaning of Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                 Grants of options under the 1994 Stock Option Plan are intended to qualify as "performance-based compensation" that is excluded from the limitation on the deductibility of compensation paid to certain executive officers under Section 162(m) of the Code.

                 Upon the accelerated exercisability of an option in connection with a change in ownership or control of the Company, depending upon the individual circumstances of the recipient participant, certain amounts with respect to such awards may constitute "excess parachute payments" under the golden parachute provisions of the Code. Pursuant to these provisions a participant will be subject to a 20% excise tax on any "excess parachute payment" and the Company will be denied any deduction with respect to such excess parachute payment.

TEXT OF PROPOSED AMENDMENTS

                 Exhibit B to this Proxy Statement sets forth the revised content of those paragraphs of the 1994 Stock Option Plan that are being amended pursuant to the Proposed Amendments.

VOTE REQUIRED FOR APPROVAL

                 The affirmative vote of the holders of a majority of the shares of RII Common Stock represented at the Annual Meeting is required for approval of the Proposed Amendments. If the amendments are approved by the shareholders, they will become effective immediately. Holders of Class B Stock do not have the right to vote on the amendments to the 1994 Stock Option Plan.

                 THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE 1994 STOCK OPTION PLAN.

                                                                PRELIMINARY COPY


                 RATIFICATION OF APPOINTMENT OF AUDITORS

                 The independent public accountants selected by the Board for the Company's fiscal year ending December 31, 1995 are Ernst & Young LLP. This selection is being presented to the holders of RII Common Stock for ratification. Ernst & Young LLP has served the Company in that capacity since the fiscal year ended December 31, 1988. Representatives of that firm are expected to be present at the Annual Meeting. These representatives will be given an opportunity, if they desire to do so, to make a statement to the shareholders at the Annual Meeting, and they are expected to be available to respond to appropriate questions from holders of RII Common Stock.

VOTE REQUIRED FOR APPROVAL

                 The affirmative vote of the holders of a majority of the shares of RII Common Stock represented at the Annual Meeting is required for ratification of the selection of Ernst & Young LLP as the independent public accountants of the Company. If the selection of Ernst & Young LLP is not ratified by the holders of the RII Common Stock, the Board will consider such fact in determining whether to retain Ernst & Young LLP or to appoint other independent public accountants.

                 THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.


                                 OTHER MATTERS

EXHIBITS TO THE FORM 10-K

                 The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of all exhibits to the Company's Form 10-K Annual Report for 1994. The exhibits may be obtained by mailing a written request therefor to David G. Bowden, Secretary, Resorts International, Inc., 1133 Boardwalk, Atlantic City, New Jersey 08401.

SHAREHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

                 Shareholder proposals intended to be presented for inclusion in the Company's Proxy Statement and form of proxy for the next annual meeting, scheduled to be held in 1996, must be received in writing by the Secretary of the Company not later than January 23, 1996 in order for such proposals to

                                                                PRELIMINARY COPY

be considered for inclusion in the Company's Proxy Statement and form of proxy for the 1996 annual meeting.

                 Holders of RII Common Stock are urged to complete, sign and date the accompanying Proxy Card and return it in the enclosed envelope. No postage is necessary if the Proxy Card is mailed in the United States.

                                           By order of the Board of Directors,



                                           David G. Bowden
                                           Secretary

Atlantic City, New Jersey
May__, 1995

                                                                PRELIMINARY COPY

                                                                       EXHIBIT A

                             FORM OF AMENDMENT TO
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

A.       AMENDMENT TO ARTICLE I

                 Article I of the Company's Amended and Restated Certificate of Incorporation shall be amended by amending the first sentence thereof to read in its entirety as follows:

         "The name of the Corporation is "Griffin Gaming & Entertainment,
         Inc."."

B.       AMENDMENT TO ARTICLE IV

                 Article IV of the Company's Amended and Restated Certificate of Incorporation shall be amended by:

                 (i) Amending the first sentence of Paragraph A thereof to read in its entirety as follows:

         "The total number of shares of capital stock of all classifications which the Corporation shall have authority to issue is 30,120,000 consisting of (i) 10,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), and (ii) 20,120,000 shares of common stock, consisting of 20,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 120,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock", and collectively with the Common Stock, the "RII Common Stock")."; and

                 (ii) Adding the following Paragraph G, which will be modified to insert the date of filing in the blank:

         "G. Reverse Stock Split. At 5:00 p.m., New York City time, on ___________, 1995 (the "Reverse Split Date"), each share of Common Stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this Paragraph G as the "Old Common Stock") automatically and without any action on the part of the holder thereof will be reclassified and changed into one-fifth of a share of Common Stock, par value $0.01 per share (referred to in this Paragraph G as the "New Common Stock", which

                                                                PRELIMINARY COPY

         is the Common Stock authorized under Paragraph A of this Article IV), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the "Old Certificates") will be entitled to receive, upon surrender of such Old Certificates to the Company's exchange agent (the "Exchange Agent") for cancellation, a certificate or certificates (the "New Certificate", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. In lieu of any such fractional shares of New Common Stock, a certificate or certificates evidencing the aggregate of all fractional shares otherwise issuable (rounded, if necessary, to the next higher whole share) shall be issued to the Company's Exchange Agent, or its nominee, as agent for the accounts of all holders of shares of Old Common Stock otherwise entitled to have a fraction of a share of New Common Stock issued to them. Sales of fractional interests of New Common Stock shall be effected by the Exchange Agent as soon as practicable on the basis of prevailing market prices of the New Common Stock on the American Stock Exchange at the time of sale. After the Reverse Split Date, the Exchange Agent will pay to such stockholders their pro rata share of the net proceeds derived from the sale of their fractional interests in the New Common Stock upon surrender of their Old Certificates. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Exchange Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Exchange Agent shall carry forward any fractional

                                                                PRELIMINARY COPY

         share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of four-fifths of one share of New Common Stock. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Exchange Agent that such taxes are not payable. From and after the Reverse Split Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

                                                                PRELIMINARY COPY

                                                                       EXHIBIT B

                              FORM OF AMENDMENTS
                                      TO
                            1994 STOCK OPTION PLAN

                 Set forth below is the revised text of the provisions of the 1994 Stock Option effected by the Proposed Amendments. Certain other non-material conforming changes would also be made to the 1994 Stock Option Plan.

A.       SECTION 4- ELIGIBILITY AND BASES OF PARTICIPATION

                 "Grants under the Plan (i) may be made, pursuant to Section 6, to key employees and officers of RII or any subsidiary thereof who are regularly employed on a salaried basis by RII or any subsidiary thereof and who are so employed on the date of such grant (the "Officer and Key Employee Participants"), (ii) may be made, pursuant to Section 6, to directors of RII, other than Committee Participants (as defined below), who are not employees and who are retained in such capacity on the date of such grant (the "Director Participants"), (iii) may be made, pursuant to Section 7, to individuals who serve on the Committee or have been named to serve on the Committee in the future (the "Committee Participants"), and (iv) may be made, pursuant to
Section 8, to directors of any subsidiary of RII and to consultants and others providing services to RII or any subsidiary thereof (the "Subsidiary and Consultant Participants").

                 The Officer and Key Employee Participants and the Director Participants collectively are referred to as the "Grant Participants."

B. SECTION 6(C)- STOCK OPTIONS FOR GRANT PARTICIPANTS- LIMIT ON ANNUAL OPTION GRANTS

                 "No Officer and Key Employee Participant may be granted in any fiscal year Participant Options under the Plan cumulatively exercisable for more than 500,000 shares of Common Stock."

C.       SECTION 8- STOCK OPTIONS FOR SUBSIDIARY AND CONSULTANT PARTICIPANTS

                 "The Committee shall have the authority, in its sole discretion, to grant Non-Qualified Options to Subsidiary and Consultant Participants (any such options, the "S&C Options") during the period beginning on the Effective Date and ending on the Termination Date. As a condition to the granting of any S&C Option, the Committee shall require that the person

                                                                PRELIMINARY COPY

receiving such S&C Option agree not to sell or otherwise dispose of such S&C Option, any Common Stock acquired pursuant to such S&C Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months following the later of (A) the date of the grant of such S&C Option or (B) the date when the exercise price of such S&C Option is fixed if such exercise price is not fixed at the date of grant of such S&C Option. The terms and conditions of the S&C Options shall be determined from time to time by the Committee."

                                                                      APPENDIX A

            [APPENDIX TO FILING. NOT DISTRIBUTED TO SHAREHOLDERS]
                         RESORTS INTERNATIONAL, INC.
                            1994 STOCK OPTION PLAN
                        (AS AMENDED ON JUNE ___, 1995)

1.     Purpose

         Resorts International, Inc., a Delaware corporation ("RII"), by means of this Stock Option Plan (the "Plan"), desires to afford certain of its directors, officers, key employees, consultants and others providing services to RII, and the directors, officers and key employees of, and consultants and others providing services to, any subsidiary thereof now existing or hereafter formed or acquired, an opportunity to acquire a proprietary interest in RII, and thus to create in such persons an increased interest in and a greater concern for the welfare of RII and any subsidiary. As used in the Plan, the term "subsidiary" shall mean any entity in which RII, directly or indirectly, owns a controlling interest.

         The stock options described in Sections 6 and 7 (the "Options"), and the shares of common stock, $.01 par value per share, of RII (the "Common Stock") acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

         The Options granted under Section 6 are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but RII makes no warranty as to the qualification of any Option as an Incentive Option.

2.     Administration

         The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of RII or by such other committee as determined by the Board (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of RII, each of whom shall qualify as a "disinterested person" to administer the Plan within the meaning of Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall administer the Plan so as to conform at all times with the provisions of Section 16(b) of the Exchange Act and Rule 16b-3 promulgated thereunder. A majority of the Committee shall constitute a quorum, and subject to the provisions of Section 5 the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee, shall be the acts of the Committee.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, RII and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, RII and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by RII in respect of any such action, determination or interpretation.

3.     Shares Available

         Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 2,333,425 shares of Common Stock. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including without limitation the expiration of such Options, the termination of such Options prior to exercise or the forfeiture of such Options, such shares thereafter shall be available for grants to such individual or other individuals under the Plan unless such shares, if so made available, would not be exempt under
Section 16(b) of the Exchange Act pursuant to Rule 16b-3. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Common Stock or issued shares of such Common Stock held in RII's treasury or both, at the discretion of RII.

4.     Eligibility and Bases of Participation

         Grants under the Plan (i) may be made, pursuant to Section 6, to key employees and officers of RII or any subsidiary thereof who are regularly employed on a salaried basis by RII or any subsidiary thereof and who are so employed on the date of such grant (the "Officer and Key Employee Participants"), (ii) may be made, pursuant to Section 6, to directors of RII, other than Committee Participants (as defined below), who are not employees and who are retained in such capacity on the date of such grant (the "Director Participants"), (iii) may be made, pursuant to Section 7, to individuals who serve on the Committee or have been named to serve on the Committee in the future (the "Committee Participants"), and (iv) may be made, pursuant to
Section 8, to directors of any subsidiary of RII and to consultants and others providing services to RII or any subsidiary thereof (the "Subsidiary and Consultant Participants").

         The Officer and Key Employee Participants and the Director Participants collectively are referred to as the "Grant Participants".

5.     Authority of Committee

         Subject to and not inconsistent with the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

         a. other than with respect to Committee Participants, determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

         b. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by RII of the commissions, fees and charges of the broker-dealer;

         c. establish procedures for an optionee to pay the exercise price of an Option in whole or in part by delivering that number of shares owned by such optionee or by withholding from the shares otherwise issuable upon the exercise of the Option that number of shares having a Fair Market Value on the date preceding the date of exercise which shall equal the Option exercise price for the number of shares of Common Stock as to which the optionee desires to exercise the Option;

         d. establish procedures for the collection of any taxes required by any government to be withheld or otherwise deducted and paid by RII or any subsidiary in respect of the issuance or disposition of Common Stock acquired pursuant to the exercise of an Option granted hereunder, which procedures may include payment in whole or in part through the delivery of shares of Common Stock owned by the optionee or withholding from the shares otherwise issuable upon exercise of the Option, valued on the basis of the Fair Market Value on the date preceding such exercise;

         e. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

         f. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

         g. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

6.     Stock Options for Grant Participants

         The Committee shall have the authority, in its sole discretion, to grant Incentive Options or Non-Qualified Options or both Incentive Options and Non-Qualified Options to Grant Participants (any such Options, the "Participant Options") during the period beginning on May 3, 1994 (the "Effective Date") and ending May 3, 2004 (the "Termination Date"). Notwithstanding anything contained herein to the contrary, Incentive Options may be granted only to Officer and Key Employee Participants. As a condition to the granting of any Participant Option, the Committee shall require that the person receiving such Participant Option agree not to sell or otherwise dispose of such Participant Option, any Common Stock acquired pursuant to such Participant Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months following the later of (A) the date of the grant of such Participant Option or (B) the date when the exercise price of such Participant Option is fixed if such exercise price is not fixed at the date of grant of such Participant Option. The terms and conditions of the Participant Options shall be determined from time to time by the Committee; provided, however, that the Participant Options granted under the Plan shall be subject to the following:

         a. Exercise Price. The exercise price for each share of Common Stock purchasable under any Participant Option granted hereunder shall be such amount as the Committee, in its best judgment, shall determine to be not less than 100% of the Fair Market Value per share at the date the Participant Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of capital stock of RII, or of any subsidiary of RII, having more than 10% of the total combined voting power of all classes of shares of capital stock of RII or of such subsidiary, the exercise price for each share shall be not less than 110% of the Fair Market Value per share (as determined by the Committee) at the date the Incentive Option is granted. In determining the stock ownership of a person for purposes of this Section 6, the rules of Section 424(d) of the Code shall be applied and the Committee may rely on representations of fact made to it by such person and believed by it to be true. The exercise price of the Participant Options will be subject to adjustment in accordance with the provisions of Section 10.

         b. Payment. The exercise price per share of Common Stock with respect to each Participant Option shall be payable at the time the Participant Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check, by a commitment by a broker-dealer to pay to RII that portion of any sale proceeds receivable by the optionee upon exercise of a Participant Option or by any other instrument acceptable to RII or, in the discretion of the Committee, by delivery to RII of shares of Common Stock or by any other method permitted pursuant to
                 Section 5. Shares delivered to or withheld by RII in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Participant Option.

         c. Limit On Annual Option Grants. No Officer and Key Employee Participant may be granted in any fiscal year Participant Options under the Plan cumulatively exercisable for more than 500,000 shares of Common Stock.

         d. Continuation of Employment. Notwithstanding anything else contained herein, each Option granted to an Officer and Key Employee Participant by its terms shall require the optionee to remain in the continuous employ of RII or any subsidiary thereof for at least six months (or three months in case of an Incentive Option or such other time period as may apply pursuant to Section 6.f. or 6.g.) from the date of grant of the Option, before the right to exercise any part of the Option will accrue.

         e.      Exercisability of Participant Options.  Subject to this
                 Section 6 and Section 9, each Participant Option shall vest and become exercisable on the dates and in the amounts set forth in the particular stock option agreement between RII and the optionee, provided, however, that a Participant Option shall expire not later than ten years from the date such Option is granted; and provided, further, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of capital stock of RII, or of any subsidiary of RII, having more than 10% of the total combined voting power of all classes of shares of capital stock of RII or of such subsidiary, such Incentive Option shall expire not later than five years from the date such Incentive Option is granted. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Participant Option.

         f. Death. In the event of the death of an optionee, all Participant Options held by such optionee on the date of such death shall vest in full and become immediately exercisable. Upon such death, the legal representative of such optionee, or such person who acquired such Participant Options by bequest or inheritance or by reason of the death of the optionee, shall have the right for one year after the date of death (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         g. Disability. If the employment of an optionee is terminated because of Disability (as defined in Section 12), all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right for one year after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         h. Retirement. In the event the employment of an Officer and Key Employee Participant is terminated by reason of the Retirement (as defined in Section 12) of the optionee, all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right for three months after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto, except that if such optionee at the time of Retirement serves as a director of RII such options shall remain exercisable as provided in
                 Section 6.j. The Committee, in its discretion, shall determine whether an optionee's employment was terminated by reason of Retirement and whether such optionee is entitled to the treatment afforded by this subsection h.

         i. Other Termination or For Cause. If the employment of an Officer and Key Employee Participant is terminated for any reason other than those specified in subsections f., g. and h. of this Section 6, such optionee shall have the right for three months after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock which such optionee was entitled to purchase immediately prior to the time of such termination, except that if such optionee at the time of such termination serves as a director of RII such options shall remain exercisable as provided in Section 6.j and if such optionee's employment was terminated by RII or any subsidiary for good cause, such optionee immediately shall forfeit all rights under his or her Participant Options except as to the shares of Common Stock already purchased. For the purposes of the Plan, the term "for good cause" shall mean:
                 (a) with
                 respect to an optionee who is a party to a written employment agreement with RII or any subsidiary which contains a definition of "for good cause" or "for cause" (or words of like import) for purposes of termination of employment thereunder by RII or any subsidiary thereof, "for good cause" or "for cause" as defined therein; or (b) in all other cases as determined, in its sole discretion, by the Committee or the Board of Directors: (i) the wanton or willful commission by an optionee of an act, or the wanton or willful omission or failure to act, that causes substantial damage (by reason, without limitation, of financial exposure or loss or damage to reputation or goodwill) to RII or any subsidiary; (ii) the commission by the optionee of an act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion in the performance of such optionee's duties on behalf of RII or any subsidiary; (iii) conviction of the optionee for commission of a felony; or (iv) the continuing failure of an optionee to perform the material duties of such optionee to RII or any subsidiary.

         j. Cessation of Directorship. In the event a Grant Participant shall cease to be a director of RII, such optionee shall have the right for one year after the date of such cessation (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

         k. Maximum Exercise. To the extent the aggregate Fair Market Value of Common Stock (determined at the time of the grant) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of RII or any subsidiary, exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time, the excess thereof shall be treated as Non-Qualified Options and not as Incentive Options.

7.     Stock Option Grants to Committee Participants

         During the term of the Plan, on the date that a director of RII commences service on the Committee (which in the case of the initial members of the Committee shall be deemed to be at least twenty trading days following the Effective Date), such Committee Participant automatically shall be granted a Non-Qualified Option to purchase 10,000 shares of Common Stock, which Non-Qualified Option except as otherwise provided in this Section 7 or Section 9 shall be exercisable upon grant as to 50% of the shares covered thereby and shall be exercisable as to the remaining 50% of the shares covered thereby on the first anniversary of being granted. During the term of the Plan on the third business day following the date of any annual meeting of the holders of the Common Stock at which directors are elected, each person who on such day is a Committee Participant automatically shall be granted a Non-Qualified Option to purchase 5,000 shares of Common Stock, which Non-Qualified Option, except as otherwise provided in this Section 7 or Section 9, shall be fully exercisable upon grant as to all of the shares covered thereby. A Non-Qualified Option granted to a Committee Participant pursuant to this Section 7 is referred to as an "Committee Option". If, on any date upon which Committee Options are to be granted hereunder, the number of shares of Common Stock remaining available for issuance under the Plan is insufficient for the grant of the total number of Committee Options to all Committee Participants otherwise entitled thereto pursuant to this Section 7, each Committee Participant shall receive Committee Options to purchase a proportionate number of the available number of shares remaining (rounded down to the greatest number of whole shares of Common Stock available). As a condition to the granting of any Committee Option, the person receiving such Committee Option shall agree not to sell or otherwise dispose of such Committee Option, any Common Stock acquired pursuant to such Committee Option or any other "derivative security" (as defined in Rule 16a-1(c) under the Exchange
Act) for a period of six months following the later of (A) the date of the grant of such Committee Option or (B) the date when the exercise price of such Committee Option is fixed if such exercise price is not fixed at the date of grant of such Option. The terms and conditions of the Committee Options shall be as follows:

         a. Option Price. The exercise price of each share of Common Stock purchasable under any Committee Options shall be such amount as the Committee, in its best judgment, shall determine to be 100% of the Fair Market Value per share at the date the Committee Option is granted.

         b. Payment. The exercise price per share of Common Stock with respect to each Committee Option and any withholding tax due in connection with such exercise may be paid by any of the methods described under Sections 6.b. and 5.d., respectively, unless RII at the time is prohibited from purchasing or acquiring shares of its Common Stock.

         c. Exercisability. Notwithstanding anything to the contrary in the Plan, no Committee Option shall be exercisable after the earlier of (i) the expiration of ten years from the date such Committee Option is granted and (ii) one year after such Committee Participant ceases for any reason to be a director of RII. The right to purchase shares under any Committee Option shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Committee Option.

         d. Death. In the event of the death of any Committee Participant, all Committee Options held by such Committee Participant on the date of death shall vest in full and become immediately exercisable. Upon such death, the estate of the Committee Participant shall have the right for one year after the date of death (but not after the expiration or termination of such Committee Options), to exercise such Committee Participant's Committee Options with respect to all or any-part of the shares of Common Stock subject thereto.

         e. Amendment. The provisions of this Section 7 shall not be amended more than one time in any six month period, other than to comport with the amendments to the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

8.     Stock Options for Subsidiary and Consultant Participants

         The Committee shall have the authority, in its sole discretion, to grant Non-Qualified Options to Subsidiary and Consultant Participants (any such options, the "S&C Options") during the period beginning on the Effective Date and ending on the Termination Date. As a condition to the granting of any S&C Option, the Committee shall require that the person receiving such S&C Option agree not to sell or otherwise dispose of such S&C Option, any Common Stock acquired pursuant to such S&C Option or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months following the later of (A) the date of the grant of such S&C Option or (B) the date when the exercise price of such S&C Option is fixed if such exercise price is not fixed at the date of grant of such S&C Option. The terms and conditions of the S&C Options shall be determined from time to time by the Committee.

9.     Change of Control

         Notwithstanding any provision herein to the contrary, upon the occurrence of an event constituting a Change of Control (as defined in Section
12), all Options granted under the Plan immediately shall become fully exercisable.

10.    Adjustment of Shares

         In the event the outstanding shares of Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of RII or another corporation by reason of any consolidation, merger, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of RII, the number or kind of shares or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event, provided that each optionee's position with respect to the Option and the per share price or value thereof, as a result of such adjustment, shall not be worse than it had been immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code and (ii) in no event shall any adjustment be made that would render any Incentive Option other than an "incentive stock option" for purposes of Section 422 of the Code. In addition, in such event the Board of Directors of RII shall appropriately adjust the number of shares of Common Stock for which Options may be granted under the Plan.

11.    Miscellaneous Provisions

         a. Assignment or Transfer. No grant of any "derivative security" (as defined by Rule 16a-l(c) under the Exchange Act) made under the Plan and no rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution or, except as to Incentive Options, pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of an optionee, Options granted hereunder shall be exercisable only by the optionee or the optionee's guardian or legal representative.

         b. Investment Representation. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock issuable upon exercise of an Option is not in effect at the time such Option is exercised, RII may require, for the sole purpose of complying with the Securities Act, that prior to delivering such Common Stock to the exercising optionee such optionee must deliver to the Secretary of RII a written statement (i) representing that such Common Stock is being acquired for investment only and not with a view to the resale or distribution thereof; (ii) acknowledging that such Common Stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agreeing that the certificates representing such Common Stock shall bear a legend to the foregoing effect.

         c. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by RII and shall not be charged against any Option nor to any person receiving an Option.

         d. Funding of Plan. The Plan shall be unfunded. RII shall not be required to make any segregation of assets to assure the satisfaction of any Option under the Plan.

         e. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

         f. Effect on Employment. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Grant Participants except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) RII or any subsidiary to continue the employment of any Grant Participant or (ii) any Grant Participant to remain in the employ of RII or any subsidiary.

         g. Termination or Suspension of the Plan. The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Section 13 of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Option granted prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         h. Savings Provision. With respect to persons subject to Section 16 of the Exchange Act, the transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails so to comply, it shall be deemed null and void to the extent permitted by law.

         i. Governing Law. The Plan, such Options as may be granted hereunder and all related matters shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         j. Partial Invalidity. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

12.    Definitions

         a. "Fair Market Value", as it relates to the Common Stock, shall mean the average of the high and low sale prices of such Common Stock on the date such determination is required herein, or if there were no sales on such date, the average closing bid and asked prices, as reported on the national securities exchange on which RII's Common Stock is listed or in the absence of such listing on the Nasdaq National Market or if such Common Stock is not at the time listed on a national securities exchange or traded on the Nasdaq National Market, the value of such Common Stock on such date as determined in good faith by the Committee.

         b. "Disability" shall have the meaning set forth in Section 22(c)(3) of the Code.

         c. "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, (A) any "person" (as such term is defined in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Common Stock or
                 (y) securities of RII representing a majority of the combined voting power of RII's then outstanding voting securities, or
                 (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of RII, at any time after the beginning of such period, for any reason, cease to constitute a majority of the Board of Directors of RII unless the election of each new director was nominated or ratified by at least two-thirds of the directors still in office who were directors at the beginning of such two year period; provided, however, that in the case of Director Participants and Committee Participants, the failure of a Director Participant or Committee Participant nominated for reelection by management to be re-elected in a contested proxy contest also shall constitute a Change of Control as to such Director Participant or Committee Participant. For the purposes of the Plan, a Class B Triggering Event (as defined in RII's Form S-4, Registration No. 33-50733, filed with the Securities and Exchange Commission) shall not constitute a Change of Control.

         d. "Retirement" shall mean the date upon which a Grant Participant, having attained an age of not less than 59-1/2 or such other age as may be determined by the Committee in its sole discretion, terminates his employment with RII or any subsidiary, provided that such Grant Participant has been employed by RII or any subsidiary.

13.    Amendment of Plan

         The Board of Directors of RII shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made without stockholder approval which shall (i) increase the total number of shares of the Common Stock of RII which may be issued and sold pursuant to Options granted under the Plan (except for increases due to adjustments in accordance with Section 10), (ii) materially increase the benefits accruing to participants under the Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option or (iv) materially modify the provisions of the Plan relating to eligibility with respect to Options. In no event may the Plan be amended in any way that would retroactively impair the Committee's discretion. The

Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (A) to quality such Options as "incentive stock options" within the meaning of Section 422 of the Code or (B) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan, without the consent of the holder thereof shall adversely alter or impair any Options previously granted under the Plan.

14.    Effective Date

         The Plan shall become effective at 9:00 A.M., Atlantic City, New Jersey time, on the Effective Date, the Plan having been, and having been deemed to be, approved by a vote of the stockholders of RII by written consent within 12 months before the Effective Date pursuant to section 6.6 of the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code Proposed by Resorts International, Inc., GGRI, Inc., Resorts International Hotel, Inc., Resorts International Hotel Financing, Inc., and P.I. Resorts Limited, as modified, and confirmed by order, entered April 22, 1994, of the United States Bankruptcy Court for the District of Delaware. Subject to the preceding sentence and the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13 hereof, the Plan shall remain in effect until the earlier of (i) the date that Options covering all shares of Common Stock issuable under the Plan have been granted or (ii) the Termination Date.

                                                                      APPENDIX B


      [APPENDIX TO FILING. FORM OF PROXY TO BE DISTRIBUTED TO SHAREHOLDERS.]
                         RESORTS INTERNATIONAL, INC.
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                JUNE 27, 1995

                 The undersigned hereby appoints Matthew B. Kearney and David
G. Bowden, or either of them, each with full power of substitution, as the proxies of the undersigned and hereby authorizes them to represent and to vote as designated on the reverse side all shares of the common stock, par value $.01 per share (the "RII Common Stock"), of Resorts International, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on June 27, 1995 and at any adjournment or adjournments thereof.
              _________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY

THIS PROXY, WHEN PROPERLY RECEIVED, WILL BE VOTED IN THE MANNER INDICATED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS NO. 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     IMPORTANT - PLEASE SIGN AND DATE THE OTHER SIDE AND RETURN PROMPTLY

                         (CONTINUED ON REVERSE SIDE)

                          RESORTS INTERNATIONAL, INC.

[ ]  ___________________      ______________
       ACCOUNT NUMBER            COMMON

1.   ELECTION OF DIRECTORS:                                      NOMINEES:        THOMAS E. GALLAGHER
                                                                                  JAY M. GREEN

     FOR ALL NOMINEES LISTED        WITHHOLD AUTHORITY           (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     (EXCEPT AS MARKED TO THE       TO VOTE FOR ALL NOMINEES      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW)
     CONTRARY)                      LISTED

          [ ]                                [ ]                 __________________________________________________________________

2.   PROPOSAL TO APPROVE A ONE-FOR-FIVE REVERSE STOCK SPLIT OF THE RII COMMON STOCK.
            FOR              AGAINST          ABSTAIN
            [ ]                [ ]              [ ]

3.   PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE
     COMPANY TO "GRIFFIN GAMING & ENTERTAINMENT, INC.".
            FOR              AGAINST          ABSTAIN
            [ ]                [ ]              [ ]

4.   PROPOSAL TO APPROVE AMENDMENTS TO THE COMPANY'S 1994 STOCK OPTION PLAN TO PERMIT THE GRANT OF NON-QUALIFIED STOCK OPTIONS TO
     DIRECTORS OF SUBSIDIARIES OF THE COMPANY AND TO CONSULTANTS AND OTHERS PROVIDING SERVICES TO THE COMPANY AND TO INCREASE THE
     MAXIMUM NUMBER OF OPTIONS THAT MAY BE GRANTED TO OFFICER AND KEY EMPLOYEE PARTICIPANTS IN ANY ONE YEAR.
            FOR              AGAINST          ABSTAIN
            [ ]                [ ]              [ ]

5.   PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
     DECEMBER 31, 1995.
            FOR              AGAINST          ABSTAIN
            [ ]                [ ]              [ ]

6.   IN THEIR DISCRETION TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS
     THEREOF.


WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR SUCH OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

____________________________________       DATE:______________, 1995
(SIGNATURE OF SHAREHOLDER)

____________________________________       DATE:______________, 1995
(SIGNATURE OF ADDITIONAL SHAREHOLDER)

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON AND DATE AND RETURN THIS PROXY IN THE REPLY ENVELOPE PROVIDED. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS RECEIVED.





                                       3